FIDELITY FIFTY(REGISTERED TRADEMARK)

ANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   15  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  19  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  23  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          24

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photograph of Edward C. Johnson 3d)

DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Fifty(registered trademark) has a 3% sales charge, which was waived beginning January 31, 2000 through December 31, 2000.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY FIFTY                    9.22%        150.71%       232.45%

S&P 500 (registered trademark)    7.25%        190.84%       262.91%

Capital Appreciation Funds        29.28%       176.99%       n/a *
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 17, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 287 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY FIFTY                 9.22%        20.18%        19.36%

S&P 500                        7.25%        23.80%        20.91%

Capital Appreciation Funds     29.28%       20.48%        n/a *
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* NOT AVAILABLE

$10,000 OVER LIFE OF FUND
             Fidelity Fifty              S&P 500
             00500                       SP001
  1993/09/17      10000.00                    10000.00
  1993/09/30      10280.00                    10012.20
  1993/10/31      10690.00                    10219.45
  1993/11/30      10520.00                    10122.36
  1993/12/31      10589.93                    10244.84
  1994/01/31      10990.31                    10593.17
  1994/02/28      10830.16                    10306.09
  1994/03/31      10299.66                     9856.75
  1994/04/30      10429.78                     9982.91
  1994/05/31      10439.79                    10146.63
  1994/06/30      10179.55                     9898.04
  1994/07/31      10579.92                    10222.70
  1994/08/31      11130.44                    10641.83
  1994/09/30      11100.41                    10381.10
  1994/10/31      11330.63                    10614.68
  1994/11/30      10820.15                    10228.09
  1994/12/31      11013.04                    10379.77
  1995/01/31      10952.30                    10648.92
  1995/02/28      11407.81                    11063.91
  1995/03/31      11893.68                    11390.41
  1995/04/30      12227.71                    11725.85
  1995/05/31      12683.21                    12194.54
  1995/06/30      13260.18                    12477.82
  1995/07/31      13938.38                    12891.58
  1995/08/31      13966.86                    12923.94
  1995/09/30      14427.42                    13469.33
  1995/10/31      14031.12                    13421.24
  1995/11/30      14620.22                    14010.43
  1995/12/31      14551.88                    14280.28
  1996/01/31      14922.13                    14766.38
  1996/02/29      15326.04                    14903.26
  1996/03/31      15370.92                    15046.78
  1996/04/30      15696.29                    15268.57
  1996/05/31      15988.00                    15662.35
  1996/06/30      15707.51                    15722.02
  1996/07/31      14563.10                    15027.42
  1996/08/31      14858.66                    15344.35
  1996/09/30      15504.69                    16207.93
  1996/10/31      15833.58                    16654.94
  1996/11/30      17008.18                    17913.89
  1996/12/31      16868.57                    17559.02
  1997/01/31      17733.62                    18656.10
  1997/02/28      17553.40                    18802.37
  1997/03/31      16496.11                    18029.78
  1997/04/30      17337.14                    19106.16
  1997/05/31      18718.83                    20269.34
  1997/06/30      19595.89                    21177.40
  1997/07/31      21169.81                    22862.49
  1997/08/31      20434.92                    21581.73
  1997/09/30      21623.15                    22763.77
  1997/10/31      20069.32                    22003.46
  1997/11/30      20317.41                    23022.00
  1997/12/31      20757.62                    23417.28
  1998/01/31      20825.82                    23676.28
  1998/02/28      22448.78                    25383.81
  1998/03/31      23921.73                    26683.72
  1998/04/30      24153.58                    26952.15
  1998/05/31      23021.60                    26488.85
  1998/06/30      23526.22                    27564.82
  1998/07/31      23267.09                    27271.26
  1998/08/31      18128.85                    23328.38
  1998/09/30      18655.36                    24822.80
  1998/10/31      20277.56                    26841.88
  1998/11/30      21714.78                    28468.77
  1998/12/31      23991.56                    30109.14
  1999/01/31      27164.82                    31368.30
  1999/02/28      26538.71                    30393.38
  1999/03/31      30338.08                    31609.42
  1999/04/30      30850.36                    32833.65
  1999/05/31      29128.54                    32058.45
  1999/06/30      30437.69                    33837.69
  1999/07/31      29484.29                    32781.28
  1999/08/31      29595.33                    32619.01
  1999/09/30      29181.30                    31724.92
  1999/10/31      30239.37                    33732.48
  1999/11/30      31512.12                    34418.26
  1999/12/31      34977.69                    36445.49
  2000/01/31      33965.62                    34614.47
  2000/02/29      35928.42                    33959.22
  2000/03/31      36020.43                    37281.45
  2000/04/30      33551.60                    36159.65
  2000/05/31      33858.28                    35417.65
  2000/06/30      33244.91                    36290.70
IMATRL PRASUN   SHR__CHT 20000630 20000720 121557 R00000000000085

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Fifty on September 17, 1993, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $33,245 - a 232.45% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $36,291 - a 262.91% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JUNE 30, 2000, THE ONE YEAR AND FIVE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE WERE 26.35%, 216.97% AND 26.35%, 25.59%, RESPECTIVELY; AND THE ONE YEAR AND FIVE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGE WERE 13.48%, 176.32%, AND 13.48%, 22.13%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

If ever there was a one-year period
that investors could point to in support of the merits of diversification, the 12 months ending June 30, 2000, wouldn't be a bad place to start.
New economy technology stocks, the
performance darlings of six months
ago, were being trounced by
less-glamorous, old economy natural
resources and real estate issues by
the end of the period. The health
sector, which looked anything but
healthy in 1999, was the
top-performing sector through the
first half of 2000. And large-cap
growth stocks, which dominated
Wall Street a year ago, were looking
up - way up - at their small-cap
brethren. Yes, the past 12 months
were remarkably volatile. Investors
enjoyed record-setting highs in all
major U.S. stock market indexes,
and endured gut-wrenching
declines, including a 10-week, 33%
freefall in the NASDAQ Composite
Index. But still, when the dust settled
and the numbers tallied, most
indexes were in positive territory. The
tech-heavy NASDAQ index, despite
its travails in the spring, finished the 12-month period up 47.99%. The broader-based Standard & Poor's
500SM Index returned 7.25%, and the
Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - gained 14.32%. The
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
was not as fortunate, declining 3.30%
for the one-year period ending June
30, 2000.

(photograph of John Muresianu)

An interview with John Muresianu, Portfolio Manager of Fidelity Fifty

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended June 30, 2000, the fund returned
9.22%. During the same period, the Standard & Poor's 500 Index returned 7.25%, while the capital appreciation funds average tracked by Lipper Inc. returned 29.28%.

Q. WHY DID THE FUND OUTPACE ITS BENCHMARK YET TRAIL ITS PEER GROUP DURING THE 12-MONTH PERIOD?

A. Strong stock picking and timely trading had a lot to do with the fund's success compared to the S&P 500(registered trademark). Although underweighted in technology during the period, the fund's healthy exposure to some of the group's brightest stars, such as Softbank - a tech-focused Japanese venture capital firm - helped give us a nice lead over the index. The fund's overweighting in health - especially drug stock Eli Lilly and red-hot biotechnology names such as Celera Genomics and Genentech - also helped quite a bit. We no longer held Softbank or Genentech at the close of the period. Additionally, our underexposure to financial stocks proved particularly beneficial, as much of the group struggled with rising interest rates. On the flip side, some poor picks among utilities - most notably AT&T, Vodafone AirTouch and PG&E - limited our advances. I sold off both Vodafone and PG&E during the period. Having considerably less technology than the Lipper group would be the short answer to why we lagged our peers.

Q. DID YOUR INVESTMENT APPROACH CHANGE AT ALL AMID THE VOLATILITY IN
THE SPRING?

A. Yes, it did. I became cautious, increasing the concentration of the portfolio in the names in which I had conviction. I grew increasingly concerned about the high level of valuations for tech stocks and the general euphoria that characterized sentiment for the sector. On top of that, earnings prospects weakened in the face of a possible economic slowdown resulting from higher rates. So, I chose to take profits in technology, bringing the position down to about zero in May. Becoming more defensive, I looked for safer havens elsewhere in the market, such as precious metals, industrials and basic industries
- areas that I believed would benefit from the migration away from tech. Gold stocks, in particular, worked well as a hedge against volatility in tech during the sharp down days of April and May. This strategy, however, turned against us in June, with tech issues muscling their way back into the driver's seat.

Q. WHAT OTHER MOVES PLAYED A ROLE IN FUND PERFORMANCE?

A. We were able to salvage a generally poor period for consumer nondurables with exposure to Nabisco, an extremely undervalued stock that rallied late in the period on higher earnings and takeover speculation. Selected holdings in energy services, such as Schlumberger, added meaningfully to returns, benefiting from a sharp increase in oil prices. I added significantly to the fund's stake in oil and natural gas stocks as the period progressed based on a favorable supply/demand outlook.

Q. WHAT OTHER STOCKS BOOSTED RETURNS? WHICH DETRACTED?

A. PE Biosystems, a supplier of biotechnology instrument systems and parent company of Celera Genomics, soared behind investors' enthusiasm for companies engaged in gene research. I sold off both stocks prior to their collapse in the spring to lock in substantial gains. The fund's focus on providers of communications equipment, such as Nokia, Nortel and Texas Instruments, paid dividends while these stocks climbed to stratospheric levels during the period. Along the way, I chose to take profits in Texas Instruments. On the downside, Waste Management suffered from a series of problems including multiple earnings shortfalls, a management shakeout and allegations of insider trading. I held onto the stock and even bought some more toward its bottom as signs of a reversal looked promising. Freddie Mac and Fannie Mae were grounded by steadily rising interest rates and fears of losing their implicit government guarantee on agency-issued securities. Increased competition and pricing pressure in AT&T's long-distance business kept a dark cloud over its stock during the period.

Q. WHAT'S YOUR OUTLOOK?

A. The defensive posture of the fund reflects my serious concerns about the outlook for earnings and interest rates. Valuation levels in certain areas of the market, particularly technology, will keep me on the sidelines of these sectors until I think they've come down to reasonable levels. Until then, I'll continue to take a long-term perspective, looking for companies trading at attractive price-to-earnings, or P/E, multiples that I feel have the potential to emerge as dominant players in the marketplace. I'll also be on the lookout for extremely undervalued companies that are poised for dramatic turnarounds.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL:  seeks capital
appreciation by investing
mainly in equity securities,
normally
50 to 60 stocks

FUND NUMBER: 500

TRADING SYMBOL: FFTYX

START DATE: September 17,
1993

SIZE: as of June 30, 2000,
more than $536 million

MANAGER: John Muresianu,
since 1999; manager,
Fidelity American Trust
Portfolio, since 1997; Fidelity
Advisor Utilities Growth
Fund, 1996-1997; several
Fidelity Select Portfolios,
1992-1997; joined Fidelity
in 1986

JOHN MURESIANU ON RUNNING
A CONCENTRATED PORTFOLIO:

"Since the fund is nondiversified
and highly concentrated in 50 to 60
stocks, I can make very large sector
or stock bets. Additionally, I may
choose to move in and out of
particular positions rather quickly if
I feel the timing is right. Over the
past six months, for example, the
fund's weighting in technology fell
from 27% in January to close to zero
by the end of the period. This was
a big bet versus the index, and even
a bigger one relative to the peer
group. It's not that I've become
anti-tech by any means, or that I'm
in love with any particular sector on
a permanent basis. Rather, my focus
remains on investing in stocks that I
believe offer the highest capital
appreciation potential relative to
their downside risks, wherever they
may be. I make big positive bets
when I see compelling stories that,
to me, are under-valued. The fund's
heightened interest in energy is a
good example of this. Conversely, if I
see overvalued stocks or sectors, I
won't hesitate to go to zero exposure
despite the large weightings in the
index or among the peers. As a result
of these sizable bets, fund
performance could be extremely
volatile on a short-term basis -
not only in absolute terms, but also
relative to its index and peers -
thus making the fund appear
riskier than most other stock
funds."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Burlington Resources, Inc.        7.8                     1.5

Barrick Gold Corp.                7.6                     0.0

Exxon Mobil Corp.                 6.9                     3.9

Newmont Mining Corp.              6.8                     1.5

Schlumberger Ltd. (NY Shares)     5.7                     2.3

Eli Lilly & Co.                   5.3                     1.0

Waste Management, Inc.            4.7                     1.6

Republic Services, Inc. Class A   3.8                     0.0

Philip Morris Companies, Inc.     3.7                     1.1

Ace Ltd.                          3.3                     0.0

                                  55.6                    12.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Energy                            23.4                    7.7

Precious Metals                   15.5                    1.5

Health                            14.4                    15.0

Industrial Machinery &            10.2                    4.6
Equipment

Nondurables                       9.4                     2.6



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000 *                                         AS OF DECEMBER 31, 1999 **

Stocks                           97.4%                        Stocks                                    93.8%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                  2.6%                        Net Other Assets                           6.2%

* FOREIGN  INVESTMENTS           18.4%                        ** FOREIGN INVESTMENTS                    10.6%

Row: 1, Col: 1, Value: 97.40000000000001                      Row: 1, Col: 1, Value: 93.8
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.6                                    Row: 1, Col: 8, Value: 6.2







INVESTMENTS JUNE 30, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 97.4%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.4%

Boeing Co.                        54,400                     $ 2,274,600

BASIC INDUSTRIES - 7.6%

CHEMICALS & PLASTICS - 5.2%

Dow Chemical Co.                  120,000                     3,622,500

Lyondell Chemical Co.             600,000                     10,050,000

Pharmacia Corp.                   77,729                      4,017,618

Union Carbide Corp.               200,000                     9,900,000

                                                              27,590,118

METALS & MINING - 2.4%

Phelps Dodge Corp.                352,100                     13,093,719

TOTAL BASIC INDUSTRIES                                        40,683,837

CONSTRUCTION & REAL ESTATE -
0.2%

CONSTRUCTION - 0.2%

D.R. Horton, Inc.                 69,800                      946,663

DURABLES - 2.3%

AUTOS, TIRES, & ACCESSORIES -
1.7%

AutoNation, Inc.                  600,000                     4,237,500

General Motors Corp.              81,537                      4,734,242

                                                              8,971,742

CONSUMER ELECTRONICS - 0.6%

General Motors Corp. Class H      39,152                      3,435,588
(a)

TOTAL DURABLES                                                12,407,330

ENERGY - 23.4%

ENERGY SERVICES - 6.0%

Halliburton Co.                   30,000                      1,415,625

Schlumberger Ltd. (NY Shares)     410,500                     30,633,563

                                                              32,049,188

OIL & GAS - 17.4%

Apache Corp.                      150,000                     8,821,875

Burlington Resources, Inc.        1,097,000                   41,960,246

Chevron Corp.                     50,000                      4,240,625

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Exxon Mobil Corp.                 467,900                    $ 36,730,150

Royal Dutch Petroleum Co. (NY     30,000                      1,846,875
Shares)

                                                              93,599,771

TOTAL ENERGY                                                  125,648,959

FINANCE - 4.1%

FEDERAL SPONSORED CREDIT - 0.8%

Fannie Mae                        54,000                      2,818,125

Freddie Mac                       29,300                      1,186,650

                                                              4,004,775

INSURANCE - 3.3%

Ace Ltd.                          623,400                     17,455,200

Brown & Brown, Inc.               4,800                       249,600

                                                              17,704,800

TOTAL FINANCE                                                 21,709,575

HEALTH - 14.4%

DRUGS & PHARMACEUTICALS - 13.9%

Bristol-Myers Squibb Co.          184,400                     10,741,300

Eli Lilly & Co.                   285,800                     28,544,275

Human Genome Sciences, Inc.       1,000                       133,375
(a)

Immunex Corp. (a)                 50,000                      2,471,875

Merck & Co., Inc.                 69,100                      5,294,788

Millennium Pharmaceuticals,       1,000                       111,875
Inc. (a)

Pfizer, Inc.                      311,125                     14,934,000

Schering-Plough Corp.             201,500                     10,175,750

SmithKline Beecham PLC            30,000                      1,955,625
sponsored ADR

                                                              74,362,863

MEDICAL EQUIPMENT & SUPPLIES
- 0.5%

Abbott Laboratories               20,000                      891,250

Guidant Corp. (a)                 42,000                      2,079,000

                                                              2,970,250

TOTAL HEALTH                                                  77,333,113

INDUSTRIAL MACHINERY &
EQUIPMENT - 10.2%

ELECTRICAL EQUIPMENT - 1.1%

Emerson Electric Co.              100,000                     6,037,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 9.1%

Allied Waste Industries, Inc.     300,000                    $ 3,000,000
(a)

Republic Services, Inc. Class     1,267,800                   20,284,800
A (a)

Waste Management, Inc.            1,326,700                   25,207,300

                                                              48,492,100

TOTAL INDUSTRIAL MACHINERY &                                  54,529,600
EQUIPMENT

MEDIA & LEISURE - 1.9%

ENTERTAINMENT - 1.9%

Walt Disney Co.                   260,700                     10,118,419

NONDURABLES - 9.4%

BEVERAGES - 2.5%

The Coca-Cola Co.                 230,000                     13,210,625

FOODS - 1.1%

Nabisco Group Holdings Corp.      233,900                     6,066,781

HOUSEHOLD PRODUCTS - 2.1%

Avon Products, Inc.               180,200                     8,018,900

Procter & Gamble Co.              55,000                      3,148,750

                                                              11,167,650

TOBACCO - 3.7%

Philip Morris Companies, Inc.     757,400                     20,118,438

TOTAL NONDURABLES                                             50,563,494

PRECIOUS METALS - 15.5%

Barrick Gold Corp.                2,261,400                   40,859,473

Newmont Mining Corp.              1,697,100                   36,699,788

Placer Dome, Inc.                 600,000                     5,633,232

                                                              83,192,493

RETAIL & WHOLESALE - 2.0%

GENERAL MERCHANDISE STORES -
2.0%

Wal-Mart Stores, Inc.             182,400                     10,510,800

TECHNOLOGY - 0.2%

COMMUNICATIONS EQUIPMENT - 0.0%

Nokia AB sponsored ADR            2,000                       99,875

Nortel Networks Corp.             2,000                       138,737

                                                              238,612

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.2%

JDS Uniphase Corp. (a)            2,000                      $ 239,750

SDL, Inc. (a)                     2,000                       570,375

                                                              810,125

TOTAL TECHNOLOGY                                              1,048,737

TRANSPORTATION - 0.6%

RAILROADS - 0.6%

CSX Corp.                         150,000                     3,178,125

UTILITIES - 5.2%

CELLULAR - 0.0%

Nextel Communications, Inc.       1,000                       61,188
Class A (a)

Sprint Corp. - PCS Group          1,000                       59,500
Series 1 (a)

VoiceStream Wireless Corp. (a)    1,000                       116,297

                                                              236,985

TELEPHONE SERVICES - 5.2%

AT&T Corp.                        153,300                     4,848,113

BellSouth Corp.                   150,000                     6,393,750

SBC Communications, Inc.          378,123                     16,353,820

                                                              27,595,683

TOTAL UTILITIES                                               27,832,668

TOTAL COMMON STOCKS                                           521,978,413
(Cost $505,076,378)

CASH EQUIVALENTS - 4.9%



Taxable Central Cash Fund,        26,448,878                  26,448,878
6.59% (b) (Cost $26,448,878)

TOTAL INVESTMENT PORTFOLIO -                                  548,427,291
102.3%
(Cost $531,525,256)

NET OTHER ASSETS - (2.3)%                                     (12,342,227)

NET ASSETS - 100%                                           $ 536,085,064

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America     81.6%

Canada                        8.7

Netherlands Antilles          5.7

Bermuda                       3.3

Others (individually less     0.7
than 1%)

                            100.0%

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $544,452,421. Net unrealized appreciation aggregated $3,974,870, of which $40,196,095 related to appreciated investment securities and $36,221,225 related to depreciated investment securities.

The fund hereby designates approximately $10,061,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                             JUNE 30, 2000

ASSETS

Investment in securities, at                 $ 548,427,291
value (cost $531,525,256) -
See accompanying schedule

Foreign currency held at                      2,501,024
value (cost $2,500,825)

Receivable for investments                    5,246,800
sold

Receivable for fund shares                    920,501
sold

Dividends receivable                          806,451

Interest receivable                           166,310

Redemption fees receivable                    154

Other receivables                             91,689

 TOTAL ASSETS                                 558,160,220

LIABILITIES

Payable for investments        $ 20,345,617
purchased

Payable for fund shares         1,436,555
redeemed

Accrued management fee          253,544

Other payables and accrued      39,440
expenses

 TOTAL LIABILITIES                            22,075,156

NET ASSETS                                   $ 536,085,064

Net Assets consist of:

Paid in capital                              $ 459,795,729

Undistributed net investment                  3,891,798
income

Accumulated undistributed net                 55,492,089
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   16,905,448
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 24,726,219                   $ 536,085,064
shares outstanding

NET ASSET VALUE, offering                     $21.68
price and redemption price
per share ($536,085,064
(divided by) 24,726,219
shares)

STATEMENT OF OPERATIONS
                                   YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME                               $ 5,814,529
Dividends

Interest                                         2,511,137

Security lending                                 59,998

 TOTAL INCOME                                    8,385,664

EXPENSES

Management fee Basic fee         $ 3,224,910

 Performance adjustment           4,556

Transfer agent fees               1,336,520

Accounting and security           215,788
lending fees

Non-interested trustees'          1,650
compensation

Custodian fees and expenses       33,531

Registration fees                 67,080

Audit                             26,731

Legal                             5,215

Miscellaneous                     1,238

 Total expenses before            4,917,219
reductions

 Expense reductions               (440,713)      4,476,506

NET INVESTMENT INCOME                            3,909,158

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            60,848,202

 Foreign currency transactions    28,735         60,876,937

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (14,787,818)

 Assets and liabilities in        4,701          (14,783,117)
foreign currencies

NET GAIN (LOSS)                                  46,093,820

NET INCREASE (DECREASE) IN                      $ 50,002,978
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED JUNE 30, 2000  YEAR ENDED JUNE 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 3,909,158               $ 1,012,415
income

 Net realized gain (loss)         60,876,937                53,806,045

 Change in net unrealized         (14,783,117)              (1,923,062)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       50,002,978                52,895,398
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (720,994)                 (220,177)
From net investment income

 From net realized gain           (34,339,987)              (7,371,283)

 TOTAL DISTRIBUTIONS              (35,060,981)              (7,591,460)

Share transactions Net            469,461,940               861,346,449
proceeds from sales of shares

 Reinvestment of distributions    34,464,635                7,510,494

 Cost of shares redeemed          (504,865,793)             (584,704,549)

 NET INCREASE (DECREASE) IN       (939,218)                 284,152,394
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   5,316                     -

  TOTAL INCREASE (DECREASE)       14,008,095                329,456,332
IN NET ASSETS

NET ASSETS

 Beginning of period              522,076,969               192,620,637

 End of period (including        $ 536,085,064             $ 522,076,969
undistributed net investment
income of $3,891,798 and
$1,125,208, respectively)

OTHER INFORMATION
Shares

 Sold                             21,993,616                42,455,516

 Issued in reinvestment of        1,832,249                 472,062
distributions

 Redeemed                         (23,503,288)              (29,688,090)

 Net increase (decrease)          322,577                   13,239,488


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,             2000       1999       1998       1997       1996

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 21.39    $ 17.25    $ 16.31    $ 14.00    $ 13.10
of period

Income from  Investment
Operations

Net investment income             .15 C      .07 C      .04 C      .07 C      .15

Net realized and  unrealized      1.60       4.76       2.95       3.16       2.12
gain (loss)

Total from investment             1.75       4.83       2.99       3.23       2.27
operations

Less Distributions

 From net investment income       (.03)      (.02)      (.05)      (.09)      (.13)

From net realized gain            (1.43)     (.67)      (2.00)     (.83)      (1.24)

Total distributions               (1.46)     (.69)      (2.05)     (.92)      (1.37)

Net asset value, end of period   $ 21.68    $ 21.39    $ 17.25    $ 16.31    $ 14.00

TOTAL RETURN A, B                 9.22%      29.38%     20.06%     24.75%     18.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 536,085  $ 522,077  $ 192,621  $ 156,136  $ 180,983
(000 omitted)

Ratio of expenses to average      .88%       .83%       .80%       .88%       1.03%
net assets

Ratio of expenses to average      .80% D     .79% D     .77% D     .84% D     .99% D
net assets after expense
reductions

Ratio of net investment           .70%       .37%       .27%       .53%       1.20%
income to average net assets

Portfolio turnover rate           295%       316%       121%       131%       152%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Fifty (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares purchased on or after April 28, 2000 and held in the fund less than 30 days are subject to a short-term trading fee equal to 0.75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,525,399,078 and $1,534,693,585, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .58% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $605,873 on sales of shares of the fund of which $605,782 was retained. Effective January 31, 2000, through December 31, 2000, FDC has voluntarily waived the sales charge (3% of the offering price on the sales of shares).

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC, an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $139,098 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $416,988 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,719 and $20,006, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
August 8, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Fifty voted to pay on August 7, 2000, to shareholders of record at the opening of business on August 4, 2000, a distribution of $2.90 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.

A total of 12% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE
Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management &
 Research Company (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
John M. Muresianu, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Richard M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Marie L. Knowles

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

FIF-ANN-0800  108655
1.705709.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

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FIDELITY(REGISTERED TRADEMARK)
CONTRAFUND(REGISTERED TRADEMARK) II

ANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   16  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  20  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  25  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          26

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photograph of Edward C. Johnson 3d)

DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000       PAST 1 YEAR  LIFE OF FUND

FIDELITY CONTRAFUND II            33.87%       68.67%

FIDELITY CONTRAFUND II (INCL.     29.85%       63.61%
3.00% SALES CHARGE)

S&P 500 (registered trademark)    7.25%        36.00%

Growth Funds Average              19.61%       n/a  *

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 31, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,476 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  LIFE OF FUND

FIDELITY CONTRAFUND II         33.87%       26.16%

FIDELITY CONTRAFUND II (INCL.  29.85%       24.46%
3.00% SALES CHARGE)

S&P 500                        7.25%        14.65%

Growth Funds Average           19.61%       n/a  *

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmatic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* NOT AVAILABLE

$10,000 OVER LIFE OF FUND
             Contrafund II               S&P 500
             00339                       SP001
  1998/03/31       9700.00                    10000.00
  1998/04/30       9738.80                    10100.60
  1998/05/31       9457.50                     9926.97
  1998/06/30      10039.50                    10330.20
  1998/07/31       9787.30                    10220.19
  1998/08/31       7992.80                     8742.55
  1998/09/30       8691.20                     9302.60
  1998/10/31       8914.30                    10059.27
  1998/11/30       9797.00                    10668.97
  1998/12/31      10805.80                    11283.71
  1999/01/31      11416.90                    11755.60
  1999/02/28      10999.80                    11390.23
  1999/03/31      11630.30                    11845.96
  1999/04/30      11921.30                    12304.75
  1999/05/31      11717.60                    12014.24
  1999/06/30      12222.00                    12681.03
  1999/07/31      11921.30                    12285.12
  1999/08/31      11744.29                    12224.31
  1999/09/30      11506.72                    11889.24
  1999/10/31      12260.75                    12641.60
  1999/11/30      13200.70                    12898.60
  1999/12/31      15400.82                    13658.33
  2000/01/31      14812.06                    12972.13
  2000/02/29      15659.05                    12726.57
  2000/03/31      16568.02                    13971.61
  2000/04/30      15648.72                    13551.20
  2000/05/31      14956.67                    13273.13
  2000/06/30      16361.44                    13600.32
IMATRL PRASUN   SHR__CHT 20000630 20000721 110548 R00000000000030

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Contrafund II on March 31, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by June 30, 2000, the value of the investment would have grown to $16,361 - a 63.61% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,600 - a 36.00% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JUNE 30, 2000, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN FOR THE MULTI-CAP GROWTH FUNDS AVERAGE WAS 45.82%. THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN FOR THE MULTI-CAP SUPERGROUP AVERAGE WAS 16.67%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

If ever there was a one-year period
that investors could point to in support of the merits of diversification, the 12 months ending June 30, 2000, wouldn't be a bad place to start.
New economy technology stocks, the
performance darlings of six months
ago, were being trounced by
less-glamorous, old economy natural
resources and real estate issues by
the end of the period. The health
sector, which looked anything but
healthy in 1999, was the
top-performing sector through the
first half of 2000. And large-cap
growth stocks, which dominated
Wall Street a year ago, were looking
up - way up - at their small-cap
brethren. Yes, the past 12 months
were remarkably volatile. Investors
enjoyed record-setting highs in all
major U.S. stock market indexes,
and endured gut-wrenching
declines, including a 10-week, 33%
freefall in the NASDAQ Composite
Index. But still, when the dust settled
and the numbers tallied, most
indexes were in positive territory. The
tech-heavy NASDAQ index, despite
its travails in the spring, finished the 12-month period up 47.99%. The broader-based Standard & Poor's
500SM
Index returned 7.25%, and the
Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - gained 14.32%. The
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
was not as fortunate, declining 3.30%
for the one-year period ending June
30, 2000.

(photograph of Adam Hetnarski)

NOTE TO SHAREHOLDERS: Adam Hetnarski became Portfolio Manager of
Fidelity Contrafund II on February 14, 2000.

Q. HOW DID THE FUND PERFORM, ADAM?

A. Very well. For the 12 months that ended June 30, 2000, the fund returned 33.87%, far outperforming the Standard & Poor's 500 Index and the growth funds average tracked by Lipper Inc., which returned 7.25% and 19.61%, respectively.

Q. WHAT ENABLED THE FUND TO BEAT THE INDEX BY SUCH A WIDE MARGIN?

A. In the first half of the period, an overweighting in technology stocks, together with strong stock selection in that sector, accounted for most of the fund's outperformance compared to the index. The fund's investments in fiber-optic and network equipment manufacturers did extremely well during the strong rally at the end of 1999, as did its wireless holdings in the utilities sector and its biotechnology holdings in the health sector. Following a sharp correction in the spring, investors began to embrace the technology sector again but in a more selective way. As a result, the stocks that rebounded most tended to be higher-quality names, a number of which the fund held. Stock selection in the health sector also helped performance in the latter part of the period, when biotechnology and large-capitalization drug stocks did well.

Q. DRUG STOCKS WERE LACKLUSTER PERFORMERS FOR QUITE A WHILE. WHY DID
THEY REVIVE?

A. Drugs stocks are considered defensive holdings, which means that they tend to outperform the overall market when the economy is weak. When economic growth is strong, as it was during the period, investors usually find other industries more interesting. However, the sharp rise in short-term interest rates led many investors to expect a slowing economy, so they began to position themselves in the defensive sectors of the market. In addition, there was some harsh rhetoric about the drug industry from some of the presidential candidates around the beginning of the year. While typical of campaign season, the comments scared investors and created some good values in pharmaceutical stocks. Finally, late in the period there was some merger and acquisition activity in the group, which typically results in higher share prices across the sector.

Q. WHICH STOCKS HELPED PERFORMANCE?

A. Cisco Systems was a top performer. A leading provider of network and routing equipment for the Internet, Cisco has been a prime beneficiary of the build-out of the Internet's infrastructure. Pharmaceutical holding Eli Lilly exemplified the recent improvement in that industry's share prices. While Lilly benefited from more favorable sentiment toward the industry generally, it also was helped by an extremely successful trial of a new drug, Zovant, used to treat sepsis, or blood poisoning. Another Internet company, Vignette, saw strong growth in sales of its customer relationship and content software.

Q. WHICH STOCKS WERE DETRIMENTAL TO PERFORMANCE?

A. One of the worst performers was Healtheon/WebMD, an online medical processing firm and the operator of a consumer-oriented Web portal. The stock was one of many that suffered in the recent correction because the company was not sufficiently far along in its development to have a significant earnings stream. There also were fears of greater competition as a result of a recent agreement by six large HMOs to form an online exchange for processing medical claims. Microsoft was another detractor, beset by problems stemming from the antitrust suit filed against the company by the U.S. Justice Department. As a result of the June 7, 2000, ruling in the case, the company may be split up.

Q. WHAT'S YOUR OUTLOOK, ADAM?

A. The rest of the year looks to have several favorable influences on technology stocks. There should be an uptick in technology spending triggered by the rollout of Microsoft's updated version of its Windows NT operating system for corporate environments. Moreover, I expect to see the introduction of data communications capabilities for wireless phones, which should keep demand for wireless products and services healthy. On the down side, the rise in interest rates is expected to slow the economy and consequently may crimp earnings growth in some areas. At this point, though, a soft landing - that is, a moderate slowing but no recession - looks like the most likely scenario. In that environment, there should still be plenty of attractive investment opportunities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares over the
long term by investing in
companies whose value FMR
believes is not fully
recognized by the public

FUND NUMBER: 339

TRADING SYMBOL: FCONX

START DATE: March 31, 1998

SIZE: as of June 30, 2000,
more than $1.5 billion

MANAGER: Adam Hetnarski,
since February 2000;
manager, Fidelity Export and
Multinational Fund,
1998-2000; Fidelity Select
Technology Portfolio and
Fidelity Advisor Technology
Fund, 1996-
1998; joined Fidelity in
1991

ADAM HETNARSKI ON
RADIO STOCKS:

"This spring's damage to dot-com
stocks has been cited as one cause
of the recent correction in radio
shares. Investors reasoned that
spending for radio advertising
would slow when technology stock
prices crashed and dot-com
companies no longer had as much
cash sloshing around in their
coffers. However, I see a lot of
opportunity in radio stocks.

"There are several likely drivers of
radio ad sales. For one thing, the
recent relaxation of the rules for
advertising drugs has prompted a
surge of radio ads that should
continue. These rules have
resulted in the proliferation of
so-called `ask your doctor' ads, in
which a benefit for a drug is touted
and the listener is then urged to
consult a physician for further
details.

"Furthermore, there are two
possible short-term catalysts
for ad revenues - the November
elections and the Olympic summer
games in Sydney. Therefore,
despite a drop in dot-com ad
spending, I see lots of other sources
to pick up the slack. Moreover,
dot-coms have not gone away. I
believe they will continue to be an
important and growing source of
radio ad revenues in the years to
come."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Cisco Systems, Inc.             4.3                     3.3

Eli Lilly & Co.                 4.0                     0.5

Microsoft Corp.                 3.3                     5.3

General Electric Co.            3.0                     2.6

Bristol-Myers Squibb Co.        2.9                     0.8

Nokia AB sponsored ADR          2.9                     0.8

EMC Corp.                       2.8                     0.7

Exxon Mobil Corp.               2.3                     2.2

VERITAS Software Corp.          2.1                     0.0

Ariba, Inc.                     2.0                     0.0

                                29.6                    16.2

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      38.1                    30.5

Health                          12.2                    8.0

Media & Leisure                 9.6                     7.1

Energy                          9.1                     7.2

Utilities                       8.5                     10.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000 *                                       AS OF DECEMBER 31, 1999 **

Stocks                          94.9%                       Stocks                                  93.8%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                 5.1%                       Net Other Assets                         6.2%

* FOREIGN INVESTMENTS            6.3%                       ** FOREIGN INVESTMENTS                   8.2%

Row: 1, Col: 1, Value: 94.90000000000001                    Row: 1, Col: 1, Value: 93.8
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                  Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                  Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                  Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                  Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.1                                  Row: 1, Col: 8, Value: 6.2







INVESTMENTS JUNE 30, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 94.9%

                                 SHARES                               VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.4%

Boeing Co.                        150,000                             $ 6,272

BASIC INDUSTRIES - 0.3%

METALS & MINING - 0.3%

Martin Marietta Materials,        100,000                              4,044
Inc.

CONSTRUCTION & REAL ESTATE -
1.8%

BUILDING MATERIALS - 0.2%

Florida Rock Industries, Inc.     75,000                               2,672

CONSTRUCTION - 0.6%

Lennar Corp.                      500,000                              10,125

REAL ESTATE INVESTMENT TRUSTS
- 1.0%

Pinnacle Holdings, Inc. (a)       305,200                              16,481

TOTAL CONSTRUCTION & REAL                                              29,278
ESTATE

ENERGY - 9.1%

ENERGY SERVICES - 4.4%

Baker Hughes, Inc.                210,000                              6,720

BJ Services Co. (a)               65,000                               4,063

Halliburton Co.                   160,000                              7,550

Nabors Industries, Inc. (a)       243,200                              10,108

Noble Drilling Corp.              375,000                              15,445

Smith International, Inc. (a)     197,550                              14,384

Weatherford International,        300,000                              11,944
Inc.

                                                                       70,214

OIL & GAS - 4.7%

Burlington Resources, Inc.        200,300                              7,661

Cabot Oil & Gas Corp. Class A     535,000                              11,335

Cooper Cameron Corp. (a)          175,500                              11,583

Exxon Mobil Corp.                 455,000                              35,718

Grant Prideco, Inc. (a)           295,000                              7,375

                                                                       73,672

TOTAL ENERGY                                                           143,886

FINANCE - 6.0%

CREDIT & OTHER FINANCE - 0.3%

Citigroup, Inc.                   90,000                               5,423

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 2.9%

Fannie Mae                        605,900                             $ 31,620

Freddie Mac                       354,300                              14,349

                                                                       45,969

INSURANCE - 2.8%

AMBAC Financial Group, Inc.       280,000                              15,348

American International Group,     150,000                              17,625
Inc.

Everest Re Group Ltd.             318,600                              10,474

                                                                       43,447

TOTAL FINANCE                                                          94,839

HEALTH - 12.2%

DRUGS & PHARMACEUTICALS - 12.2%

Bristol-Myers Squibb Co.          800,000                              46,600

Eli Lilly & Co.                   628,000                              62,722

Exelixis, Inc.                    84,500                               2,820

Genentech, Inc.                   153,000                              26,316

Human Genome Sciences, Inc.       146,900                              19,593
(a)

Immunex Corp. (a)                 387,700                              19,167

PRAECIS Pharmaceuticals, Inc.     207,500                              5,784

Schering-Plough Corp.             185,000                              9,343

                                                                       192,345

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.9%

ELECTRICAL EQUIPMENT - 3.0%

General Electric Co.              900,900                              47,748

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

Ingersoll-Rand Co.                200,000                              8,050

MSC Industrial Direct, Inc.       250,000                              5,234
(a)

                                                                       13,284

TOTAL INDUSTRIAL MACHINERY &                                           61,032
EQUIPMENT

MEDIA & LEISURE - 9.6%

BROADCASTING - 6.4%

AMFM, Inc. (a)                    410,000                              28,290

AT&T Corp. - Liberty Media        740,400                              17,955
Group Class A (a)

Grupo Televisa SA de CV           225,000                              15,511
sponsored GDR (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Infinity Broadcasting Corp.       850,000                             $ 30,972
Class A (a)

Westwood One, Inc.                230,000                              7,849

                                                                       100,577

ENTERTAINMENT - 2.4%

Viacom, Inc. Class B              350,020                              23,867
(non-vtg.) (a)

Walt Disney Co.                   355,000                              13,778

                                                                       37,645

LODGING & GAMING - 0.8%

Starwood Hotels & Resorts         390,000                              12,699
Worldwide, Inc. unit

TOTAL MEDIA & LEISURE                                                  150,921

NONDURABLES - 4.3%

BEVERAGES - 1.2%

Anheuser-Busch Companies,         265,000                              19,792
Inc.

FOODS - 1.7%

Keebler Foods Co.                 350,000                              12,994

Quaker Oats Co.                   180,000                              13,523

                                                                       26,517

TOBACCO - 1.4%

Philip Morris Companies, Inc.     825,000                              21,914

TOTAL NONDURABLES                                                      68,223

RETAIL & WHOLESALE - 0.5%

APPAREL STORES - 0.3%

Abercrombie & Fitch Co. Class     400,000                              4,875
A (a)

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

Ventro Corp.                      158,200                              2,986

TOTAL RETAIL & WHOLESALE                                               7,861

SERVICES - 0.2%

ADVERTISING - 0.2%

DoubleClick, Inc. (a)             50,000                               1,906

Omnicom Group, Inc.               20,000                               1,781

                                                                       3,687

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - 38.1%

COMMUNICATIONS EQUIPMENT -
10.2%

Chromatis Networks, Inc. (c)      7,400                               $ 624

Ciena Corp. (a)                   85,000                               14,168

Cisco Systems, Inc. (a)           1,065,000                            67,692

Comverse Technology, Inc. (a)     29,800                               2,771

Lucent Technologies, Inc.         60,000                               3,555

Nokia AB sponsored ADR            910,000                              45,443

Nortel Networks Corp.             300,000                              20,811

Telefonaktiebolaget LM            300,000                              6,000
Ericsson sponsored ADR

                                                                       161,064

COMPUTER SERVICES & SOFTWARE
- 17.3%

Aether Systems, Inc.              51,600                               10,578

Affymetrix, Inc. (a)              45,000                               7,431

Amazon.com, Inc. (a)              80,000                               2,905

Ariba, Inc.                       324,000                              31,767

BEA Systems, Inc. (a)             139,800                              6,911

CMGI, Inc. (a)                    110,000                              5,039

Covad Communications Group,       370,000                              5,966
Inc. (a)

Healtheon/WebMD (a)               200,000                              2,963

i2 Technologies, Inc. (a)         190,000                              19,810

Internap Network Services         486,200                              20,185
Corp.

Intuit, Inc. (a)                  255,000                              10,551

Kana Communications, Inc.         120,000                              7,425

Legato Systems, Inc. (a)          445,000                              6,731

Microsoft Corp. (a)               650,000                              52,000

NaviSite, Inc.                    200,000                              8,363

OnDisplay, Inc.                   100,000                              8,144

Priceline.com, Inc. (a)           100,000                              3,798

Software.com, Inc.                69,000                               8,961

VERITAS Software Corp. (a)        294,493                              33,282

Vignette Corp. (a)                246,900                              12,843

webMethods, Inc.                  18,600                               2,924

Yahoo!, Inc. (a)                  30,000                               3,716

                                                                       272,293

COMPUTERS & OFFICE EQUIPMENT
- 8.5%

Dell Computer Corp. (a)           525,000                              25,889

EMC Corp. (a)                     580,000                              44,624

Ingram Micro, Inc. Class A (a)    750,000                              13,078

Juniper Networks, Inc.            210,000                              30,568

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Lexmark International Group,      215,300                             $ 14,479
Inc. Class A (a)

Network Appliance, Inc. (a)       70,000                               5,635

                                                                       134,273

ELECTRONIC INSTRUMENTS - 0.2%

KLA-Tencor Corp. (a)              50,000                               2,928

ELECTRONICS - 1.9%

Texas Instruments, Inc.           440,000                              30,223

TOTAL TECHNOLOGY                                                       600,781

UTILITIES - 8.5%

CELLULAR - 3.8%

SBA Communications Corp.          400,000                              20,775
Class A

Sprint Corp. - PCS Group          442,400                              26,323
Series 1 (a)

Tritel, Inc. Class A              200,100                              5,940

VoiceStream Wireless Corp. (a)    59,955                               6,973

                                                                       60,011

ELECTRIC UTILITY - 1.3%

AES Corp. (a)                     125,000                              5,703

Calpine Corp. (a)                 229,982                              15,121

                                                                       20,824

TELEPHONE SERVICES - 3.4%

AT&T Corp.                        450,000                              14,231

BellSouth Corp.                   397,600                              16,948

Metromedia Fiber Network,         550,000                              21,828
Inc. Class A (a)

TeraBeam Networks (c)             4,800                                18

                                                                       53,025

TOTAL UTILITIES                                                        133,860

TOTAL COMMON STOCKS                                                    1,497,029
(Cost $1,285,495)

CASH EQUIVALENTS - 8.5%

                                 SHARES                               VALUE (NOTE 1)  (000S)

Central Cash Collateral Fund,     36,269,600                          $ 36,270
6.71% (b)

Taxable Central Cash Fund,        94,744,645                           94,745
6.59% (b)

                                 MATURITY AMOUNT (000S)

Investments in repurchase        $ 3,063                               3,061
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6%, dated
6/30/00 due 7/3/00

TOTAL CASH EQUIVALENTS                                                 134,076
(Cost $134,076)

TOTAL INVESTMENT PORTFOLIO -                                           1,631,105
103.4%
(Cost $1,419,571)

NET OTHER ASSETS - (3.4)%                                              (53,900)

NET ASSETS - 100%                                                    $ 1,577,205


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                    ACQUISITION DATE  ACQUISITION COST (000S)

Chromatis   Networks, Inc.  5/19/00           $ 130

TeraBeam  Networks          4/7/00            $ 18

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,438,067,000. Net unrealized appreciation aggregated $193,038,000, of which $294,143,000 related to appreciated investment securities and $101,105,000 related to depreciated investment securities.

The fund hereby designates approximately $15,772,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                                       JUNE 30, 2000

ASSETS

Investment in securities, at             $ 1,631,105
value (including repurchase
agreements of $3,061) (cost
$1,419,571) -  See
accompanying schedule

Receivable for investments                17,561
sold

Receivable for fund shares                1,682
sold

Dividends receivable                      702

Interest receivable                       231

Other receivables                         338

 TOTAL ASSETS                             1,651,619

LIABILITIES

Payable for investments        $ 34,053
purchased

Payable for fund shares         2,910
redeemed

Accrued management fee          874

Other payables and accrued      307
expenses

Collateral on securities        36,270
loaned, at value

 TOTAL LIABILITIES                        74,414

NET ASSETS                               $ 1,577,205

Net Assets consist of:

Paid in capital                          $ 1,134,864

Accumulated undistributed net             230,807
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               211,534
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 99,565 shares            $ 1,577,205
outstanding

NET ASSET VALUE and                       $15.84
redemption price per share
($1,577,205 (divided by)
99,565 shares)

Maximum offering price per                $16.33
share (100/97.00 of $15.84)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS           YEAR
                               ENDED JUNE 30, 2000

INVESTMENT INCOME                          $ 6,614
Dividends

Interest                                    2,658

Security lending                            231

 TOTAL INCOME                               9,503

EXPENSES

Management fee Basic fee         $ 7,069

 Performance adjustment           915

Transfer agent fees               2,442

Accounting and security           346
lending fees

Non-interested trustees'          4
compensation

Custodian fees and expenses       70

Registration fees                 219

Audit                             27

Legal                             9

Interest                          6

Miscellaneous                     3

 Total expenses before            11,110
reductions

 Expense reductions               (638)     10,472

NET INVESTMENT INCOME (LOSS)                (969)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            241,920

 Foreign currency transactions    44        241,964

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            115,865

 Assets and liabilities in        (1)       115,864
foreign currencies

NET GAIN (LOSS)                             357,828

NET INCREASE (DECREASE) IN                 $ 356,859
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED JUNE 30, 2000  YEAR ENDED JUNE 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ (969)                   $ (29)
income (loss)

 Net realized gain (loss)         241,964                   51,202

 Change in net unrealized         115,864                   79,239
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       356,859                   130,412
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (51,448)                  -
from net realized gains

Share transactions Net            956,767                   800,818
proceeds from sales of shares

 Reinvestment of distributions    50,104                    -

 Cost of shares redeemed          (636,011)                 (349,422)

 NET INCREASE (DECREASE) IN       370,860                   451,396
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       676,271                   581,808
IN NET ASSETS

NET ASSETS

 Beginning of period              900,934                   319,126

 End of period (including        $ 1,577,205               $ 900,934
undistributed net investment
income of $0 and $8,
respectively)

OTHER INFORMATION
Shares

 Sold                             68,610                    73,180

 Issued in reinvestment of        4,514                     -
distributions

 Redeemed                         (45,057)                  (32,501)

 Net increase (decrease)          28,067                    40,679


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,             2000     1999     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.60  $ 10.35  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)    .00      (.01)

Net realized and unrealized       3.97     2.25     .36
gain (loss)

Total from investment             3.96     2.25     .35
operations

Less Distributions

From net realized gain            (.72)    -        -

Net asset value, end of period   $ 15.84  $ 12.60  $ 10.35

TOTAL RETURN B, C                 33.87%   21.74%   3.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,577  $ 901    $ 319
millions)

Ratio of expenses to average      .91%     .93%     1.28% A
net assets

Ratio of expenses to average      .86% F   .86% F   1.23% A, F
net assets after  expense
reductions

Ratio of net investment           (.08)%   (.01)%   (.28)% A
income (loss) to average
net assets

Portfolio turnover rate           291%     293%     141% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO JUNE
30, 1998.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Contrafund II (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS - CONTINUED

custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $642,000 or .04% of net assets.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,691,714,000 and $3,443,210,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .65% of average net assets after the performance adjustment.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $3,113,000 on sales of shares of the fund all of which was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $156,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $ 8,857,000. The weighted average interest rate was 5.42%. Interest expense includes $5,000 paid under the interfund lending program.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $35,747,000. The fund received cash collateral of $36,270,000 which was invested in cash equivalents.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,119,000. The weighted average interest rate was 5.57%. Interest expense includes $1,000 paid under the bank borrowing program.

8. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $624,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $8,000 and $6,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Contrafund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund II (a fund of Fidelity Hastings Street Trust) at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund II 's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
August 8, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Contrafund II voted to pay on August 7, 2000, to shareholders of record at the opening of business on August 4, 2000, a distribution of $2.18 per share derived from capital gains realized from sales of portfolio securities.

A total of 10% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.











MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
Fidelity Management &
 Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Marie L. Knowles

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CII-ANN-0800  108584
1.705796.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity Fifty(registered trademark)
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund (registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))    1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com



FIDELITY(REGISTERED TRADEMARK)
FUND

ANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   21  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  25  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  29  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          30

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photograph of Edward C. Johnson 3d)

DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY FUND                    10.47%       192.38%       409.02%

S&P 500(registered trademark)    7.25%        190.84%       414.73%

Growth & Income Funds Average    2.15%        127.55%       284.77%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or ten years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 960 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY FUND                  10.47%       23.93%        17.67%

S&P 500                        7.25%        23.80%        17.80%

Growth & Income Funds Average  2.15%        17.45%        14.14%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Fidelity                    S&P 500
             00003                       SP001
  1990/06/30      10000.00                    10000.00
  1990/07/31       9906.23                     9968.00
  1990/08/31       9194.70                     9066.89
  1990/09/30       8783.16                     8625.34
  1990/10/31       8688.72                     8588.25
  1990/11/30       9072.05                     9143.05
  1990/12/31       9260.55                     9398.14
  1991/01/31       9857.45                     9807.90
  1991/02/28      10505.52                    10509.16
  1991/03/31      10745.31                    10763.48
  1991/04/30      10756.75                    10789.32
  1991/05/31      11300.31                    11255.41
  1991/06/30      10674.36                    10739.92
  1991/07/31      11152.23                    11240.40
  1991/08/31      11336.47                    11506.79
  1991/09/30      11238.63                    11314.63
  1991/10/31      11348.70                    11466.25
  1991/11/30      10665.11                    11004.16
  1991/12/31      11496.60                    12263.03
  1992/01/31      11677.21                    12034.94
  1992/02/29      12007.28                    12191.39
  1992/03/31      11643.88                    11953.66
  1992/04/30      11725.35                    12305.10
  1992/05/31      11831.89                    12365.39
  1992/06/30      11669.41                    12181.15
  1992/07/31      11921.31                    12679.36
  1992/08/31      11675.71                    12419.43
  1992/09/30      11794.94                    12565.98
  1992/10/31      11940.48                    12609.96
  1992/11/30      12206.24                    13039.96
  1992/12/31      12469.26                    13200.35
  1993/01/31      12798.44                    13311.24
  1993/02/28      12909.69                    13492.27
  1993/03/31      13293.13                    13776.96
  1993/04/30      13293.13                    13443.55
  1993/05/31      13618.65                    13803.84
  1993/06/30      13639.53                    13843.87
  1993/07/31      13652.88                    13788.50
  1993/08/31      14288.32                    14311.08
  1993/09/30      14418.96                    14200.89
  1993/10/31      14657.35                    14494.84
  1993/11/30      14267.26                    14357.14
  1993/12/31      14758.83                    14530.86
  1994/01/31      15386.86                    15024.91
  1994/02/28      15080.50                    14617.74
  1994/03/31      14394.67                    13980.40
  1994/04/30      14733.18                    14159.35
  1994/05/31      14717.80                    14391.57
  1994/06/30      14377.64                    14038.97
  1994/07/31      14848.91                    14499.45
  1994/08/31      15494.81                    15093.93
  1994/09/30      15169.29                    14724.13
  1994/10/31      15495.16                    15055.42
  1994/11/30      14949.32                    14507.10
  1994/12/31      15139.72                    14722.24
  1995/01/31      15115.14                    15103.99
  1995/02/28      15631.27                    15692.59
  1995/03/31      16197.90                    16155.68
  1995/04/30      16593.17                    16631.47
  1995/05/31      16873.16                    17296.23
  1995/06/30      17409.65                    17698.02
  1995/07/31      18204.01                    18284.88
  1995/08/31      18501.23                    18330.78
  1995/09/30      19044.61                    19104.34
  1995/10/31      18822.66                    19036.14
  1995/11/30      19616.54                    19871.82
  1995/12/31      20112.81                    20254.55
  1996/01/31      20602.07                    20944.02
  1996/02/29      20860.04                    21138.17
  1996/03/31      21252.04                    21341.73
  1996/04/30      21591.51                    21656.31
  1996/05/31      22011.36                    22214.82
  1996/06/30      22109.52                    22299.46
  1996/07/31      21149.80                    21314.27
  1996/08/31      21739.93                    21763.79
  1996/09/30      22852.53                    22988.66
  1996/10/31      23227.64                    23622.68
  1996/11/30      24622.26                    25408.32
  1996/12/31      24099.93                    24904.98
  1997/01/31      25114.67                    26461.05
  1997/02/28      25358.59                    26668.50
  1997/03/31      24105.27                    25572.69
  1997/04/30      25504.80                    27099.38
  1997/05/31      26904.33                    28749.19
  1997/06/30      28293.89                    30037.16
  1997/07/31      30678.70                    32427.21
  1997/08/31      29097.26                    30610.64
  1997/09/30      30648.20                    32287.18
  1997/10/31      29795.45                    31208.79
  1997/11/30      31115.18                    32653.45
  1997/12/31      31826.27                    33214.11
  1998/01/31      31986.42                    33581.45
  1998/02/28      34196.43                    36003.35
  1998/03/31      35982.84                    37847.08
  1998/04/30      36250.41                    38227.82
  1998/05/31      36025.65                    37570.69
  1998/06/30      37783.55                    39096.81
  1998/07/31      37944.46                    38680.43
  1998/08/31      32252.39                    33088.01
  1998/09/30      33686.04                    35207.63
  1998/10/31      36167.58                    38071.42
  1998/11/30      38424.55                    40378.93
  1998/12/31      41693.40                    42705.56
  1999/01/31      43159.31                    44491.51
  1999/02/28      42261.58                    43108.71
  1999/03/31      44102.26                    44833.49
  1999/04/30      45047.14                    46569.89
  1999/05/31      43646.89                    45470.38
  1999/06/30      46076.56                    47993.98
  1999/07/31      44639.16                    46495.61
  1999/08/31      43996.29                    46265.46
  1999/09/30      43059.48                    44997.32
  1999/10/31      44928.47                    47844.75
  1999/11/30      46773.18                    48817.43
  1999/12/31      51789.44                    51692.78
  2000/01/31      49565.21                    49095.74
  2000/02/29      51254.65                    48166.35
  2000/03/31      53491.94                    52878.47
  2000/04/30      50378.27                    51287.35
  2000/05/31      48103.83                    50234.94
  2000/06/30      50901.98                    51473.23
IMATRL PRASUN   SHR__CHT 20000630 20000714 082222 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Fund on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $50,902
- a 409.02% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,473 - a 414.73% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JUNE 30, 2000, THE ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP CORE FUNDS AVERAGE WERE, 11.37%, 169.56%, 354.92%, AND 11.37%, 21.79%,16.17%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGES WERE, 13.48%, 176.32%, 374.41%, AND 13.48%, 22.13%, 16.55%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

If ever there was a one-year period
that investors could point to in support of the merits of diversification, the 12 months ending June 30, 2000, wouldn't be a bad place to start.
New economy technology stocks, the
performance darlings of six months
ago, were being trounced by
less-glamorous, old economy natural
resources and real estate issues by
the end of the period. The health
sector, which looked anything but
healthy in 1999, was the
top-performing sector through the
first half of 2000. And large-cap
growth stocks, which dominated
Wall Street a year ago, were looking
up - way up - at their small-cap
brethren. Yes, the past 12 months
were remarkably volatile. Investors
enjoyed record-setting highs in all
major U.S. stock market indexes,
and endured gut-wrenching
declines, including a 10-week, 33%
freefall in the NASDAQ Composite
Index. But still, when the dust settled
and the numbers tallied, most
indexes were in positive territory. The
tech-heavy NASDAQ index, despite
its travails in the spring, finished the 12-month period up 47.99%. The broader-based Standard & Poor's
500SM
Index returned 7.25%, and the
Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - gained 14.32%. The
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
was not as fortunate, declining 3.30%
for the one-year period ending June
30, 2000.

(photograph of Nick Thakore)

NOTE TO SHAREHOLDERS: Nick Thakore became Portfolio
Manager of Fidelity Fund on
June 1, 2000.

Q. HOW DID THE FUND PERFORM, NICK?

A. The fund performed well, especially relative to its benchmarks. For the 12 months that ended June 30, 2000, the fund returned 10.47%, bettering the 7.25% and 2.15% returns of the Standard & Poor's 500 Index and the growth and income funds average monitored by Lipper Inc., respectively.

Q. WHAT ENABLED THE FUND TO OUTPERFORM THE INDEX AND THE LIPPER
AVERAGE?

A. In the first half of the period, avoiding many of the laggards in the finance sector helped the fund beat many of its peers and the index, as did underweighting the weak consumer nondurables sector. In the second half of the period, stock selection in utilities - primarily wireless communications stocks - and investments in biotechnology and large-capitalization pharmaceutical stocks in the health sector helped relative performance.

Q. YOU TOOK OVER THE FUND ON JUNE 1, 2000. DID YOU MAKE ANY
SIGNIFICANT CHANGES TO ITS HOLDINGS?

A. My philosophy is to rely primarily on stock selection to drive performance. Unless I've got overwhelming conviction about a sector, I'd rather avoid big positive or negative sector bets relative to the S&P 500. That's certainly not the only way to manage a fund; it's more a matter of what I'm comfortable with and what I feel I can do well. I increased weightings in some sectors, such as energy, finance, consumer nondurables and health. In addition, I brought down weightings in Japanese stocks and wireless investments, although the fund was still modestly overweighted in those areas compared to the index at the end of the period.

Q. WHY DID YOU INCREASE WEIGHTINGS IN THE SECTORS YOU MENTIONED?

A. In the case of energy and finance, the fund had been significantly underweighted compared to the S&P 500, a situation that was inconsistent with how I wanted to run the fund. I increased the weightings of the consumer nondurables and health sectors primarily because of the stable earnings growth of many companies in those sectors - a factor that could become important if a slowing economy causes a reduction in overall corporate earnings growth later in the year. People tend to buy items such as razor blades, toothpaste and drugs in a somewhat predictable fashion unless the economy is absolutely terrible.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Nokia, a wireless handset manufacturer, was helped by surging demand for wireless telephone service, as was China Telecom. Two core technology holdings, Cisco Systems and Texas Instruments, also did well. Cisco benefited from healthy demand in the Internet router market and saw one of its competitors in the network computing market exit the business. Texas Instruments is a key supplier of semiconductors for the wireless phone industry, which boomed during the period.

Q. WHAT HOLDINGS HAD THE MOST NEGATIVE INFLUENCE ON THE FUND'S
RETURNS?

A. Microsoft was one of the biggest detractors. The company was beset by legal problems in the form of an antitrust suit brought by the federal government's Department of Justice. The resulting ruling may, despite the company's appeals, lead to splitting Microsoft into two separate companies. In addition, the company's Windows 2000 operating software encountered slower-than-expected sales. Another major detractor was AT&T. Although my research showed that the stock was cheap relative to the value of its separate divisions, deteriorating prospects for the company's long-distance business caused investors to avoid the stock.

Q. WHAT'S YOUR OUTLOOK, NICK?

A. The focus of the fund remains finding stocks that are attractively valued relative to their earnings growth rates. The challenge in the coming months is likely to be a slowing economy, with the slower earnings growth that implies. I plan to keep the fund solidly positioned in the long-term growth areas of the economy, including technology, the wireless telecommunications segment of the utilities sector and health. At the same time, increased exposure to the defensive stocks that provide greater earnings stability should help the fund in an environment of slower economic growth.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term
capital growth

FUND NUMBER: 003

TRADING SYMBOL: FFIDX

START DATE: April 30, 1930

SIZE: as of June 30, 2000,
more than $17 billion

MANAGER: Nick Thakore,
since June 2000; manager,
Fidelity Trend Fund,
1998-2000; Fidelity Utilities
Fund and Fidelity Advisor
Utilities Growth Fund,
1997-1998; several Fidelity
Select Portfolios, 1996-1998;
joined Fidelity in 1993

NICK THAKORE ON ADDING VALUE
THROUGH STOCK SELECTION:

"I like to keep the sector weightings
of my funds close to those of my
benchmark. One benefit of this
strategy, I believe, is that you get
more consistent performance. It's
less likely that you'll completely miss
a rally in a particular sector because
you mistakenly underweighted it.
This point is especially important
given the volatile market
environment we've had in the past
few years. Rallies have often
occurred so quickly that those who
were not already positioned to
take advantage of them were left
behind. The cyclical rally that
occurred in the spring of 1999 was
a good example of this
phenomenon.

"Within each sector, I try to add
value by selecting the best stocks
from the strongest subsectors. In
technology, for example, one area
I've emphasized is Internet
infrastructure stocks. In utilities,
I've favored wireless
telecommunications and
companies poised to benefit from
the trend toward upgrading and
expanding telecommunications
networks. In health, I've
emphasized biotechnology and,
more recently, large-cap
pharmaceutical stocks. Even in
out-of-favor sectors, there are
always some subsectors that do
better than others. That's where
I try to be."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            4.8                      4.2

Cisco Systems, Inc.             3.2                      1.9

Intel Corp.                     3.1                      0.1

Eli Lilly & Co.                 2.7                      1.0

Bristol-Myers Squibb Co.        2.5                      1.1

Exxon Mobil Corp.               2.2                      1.3

Philip Morris Companies, Inc.   1.9                      0.4

Pfizer, Inc.                    1.9                      0.9

Schering-Plough Corp.           1.8                      1.2

Wal-Mart Stores, Inc.           1.8                      1.1

                                25.9                     13.2

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      30.1                     28.2

Finance                         13.5                     10.2

Health                          12.5                     9.8

Utilities                       9.1                      10.4

Industrial Machinery &          6.6                      7.4
Equipment



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000 *                                         AS OF DECEMBER 31, 1999 **

Stocks                           96.1%                        Stocks                                  93.7%

Convertible  Securities           1.1%                        Convertible  Securities                  1.3%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                  2.8%                        Net Other Assets                         5.0%

* FOREIGN INVESTMENTS             7.6%                        ** FOREIGN INVESTMENTS                  15.2%

Row: 1, Col: 1, Value: 96.09999999999999                      Row: 1, Col: 1, Value: 93.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.0                                    Row: 1, Col: 5, Value: 1.3
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.8                                    Row: 1, Col: 8, Value: 5.0







INVESTMENTS JUNE 30, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 96.1%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 1.1%

Boeing Co.                        2,132,800                $ 89,178

Textron, Inc.                     1,212,600                 65,859

United Technologies Corp.         612,400                   36,055

                                                            191,092

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            936,200                   48,916

TOTAL AEROSPACE & DEFENSE                                   240,008

BASIC INDUSTRIES - 1.3%

CHEMICALS & PLASTICS - 1.1%

Avery Dennison Corp.              242,100                   16,251

Dow Chemical Co.                  840,900                   25,385

E.I. du Pont de Nemours and       1,632,100                 71,404
Co.

Lyondell Chemical Co.             993,300                   16,638

Pharmacia Corp.                   395,500                   20,442

Praxair, Inc.                     373,700                   13,990

Union Carbide Corp.               543,800                   26,918

                                                            191,028

METALS & MINING - 0.2%

Alcoa, Inc.                       1,120,800                 32,503

TOTAL BASIC INDUSTRIES                                      223,531

CONSTRUCTION & REAL ESTATE -
0.3%

BUILDING MATERIALS - 0.2%

American Standard Companies,      897,000                   36,777
Inc. (a)

Masco Corp.                       560,400                   10,122

                                                            46,899

ENGINEERING - 0.1%

Fluor Corp.                       487,400                   15,414

TOTAL CONSTRUCTION & REAL                                   62,313
ESTATE

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES -
0.1%

General Motors Corp.              224,803                   13,053

Navistar International Corp.      250,000                   7,766
(a)

                                                            20,819

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

CONSUMER ELECTRONICS - 0.1%

Black & Decker Corp.              436,600                  $ 17,164

General Motors Corp. Class H      78,913                    6,925
(a)

                                                            24,089

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             3,712,300                 61,253

TEXTILES & APPAREL - 0.2%

Mohawk Industries, Inc. (a)       720,400                   15,669

Shaw Industries, Inc.             934,000                   11,675

                                                            27,344

TOTAL DURABLES                                              133,505

ENERGY - 5.9%

ENERGY SERVICES - 1.3%

Diamond Offshore Drilling,        736,000                   25,852
Inc.

Halliburton Co.                   1,113,900                 52,562

Schlumberger Ltd. (NY Shares)     1,293,900                 96,557

Transocean Sedco Forex, Inc.      984,400                   52,604

                                                            227,575

OIL & GAS - 4.6%

Alberta Energy Co. Ltd.           1,058,100                 42,739

BP Amoco PLC sponsored ADR        793,200                   44,865

Burlington Resources, Inc.        1,277,600                 48,868

Canadian Natural Resources        479,700                   13,933
Ltd. (a)

Chevron Corp.                     374,900                   31,796

Conoco, Inc. Class B              1,541,700                 37,868

Devon Energy Corp.                187,300                   10,524

Exxon Mobil Corp.                 4,934,556                 387,363

Royal Dutch Petroleum Co. (NY     1,918,200                 118,089
Shares)

Santa Fe Snyder Corp. (a)         2,604,000                 29,621

Talisman Energy, Inc. (a)         254,700                   8,438

Union Pacific Resources           1,412,300                 31,071
Group, Inc.

                                                            805,175

TOTAL ENERGY                                                1,032,750

FINANCE - 13.5%

BANKS - 1.9%

Bank of New York Co., Inc.        2,063,860                 95,969

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Chase Manhattan Corp.             4,645,950                $ 214,004

PNC Financial Services Group,     312,500                   14,648
Inc.

                                                            324,621

CREDIT & OTHER FINANCE - 3.8%

American Express Co.              5,324,892                 277,560

Associates First Capital          4,406,400                 98,318
Corp. Class A

Citigroup, Inc.                   3,901,225                 235,049

Household International, Inc.     1,160,600                 48,237

                                                            659,164

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        5,249,200                 273,943

Freddie Mac                       4,180,700                 169,318

                                                            443,261

INSURANCE - 3.6%

Ace Ltd.                          1,920,900                 53,785

AFLAC, Inc.                       335,200                   15,398

AMBAC Financial Group, Inc.       295,700                   16,208

American International Group,     2,279,000                 267,783
Inc.

CIGNA Corp.                       444,200                   41,533

Hartford Financial Services       944,300                   52,822
Group, Inc.

MBIA, Inc.                        262,400                   12,644

MetLife, Inc.                     4,367,400                 91,988

The Chubb Corp.                   837,700                   51,519

XL Capital Ltd. Class A           346,700                   18,765

                                                            622,445

SECURITIES INDUSTRY - 1.7%

Daiwa Securities Group, Inc.      4,949,000                 65,352

Merrill Lynch & Co., Inc.         339,700                   39,066

Morgan Stanley Dean Witter &      1,660,100                 138,203
Co.

Nikko Securities Co. Ltd.         6,487,000                 64,246

                                                            306,867

TOTAL FINANCE                                               2,356,358

HEALTH - 12.5%

DRUGS & PHARMACEUTICALS - 10.7%

Abgenix, Inc. (a)                 40,400                    4,842

American Home Products Corp.      1,315,800                 77,303

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Amgen, Inc.                       386,700                  $ 27,166

Bristol-Myers Squibb Co.          7,605,800                 443,038

Celgene Corp. (a)                 1,479,300                 87,094

Cephalon, Inc. (a)                280,000                   16,765

COR Therapeutics, Inc. (a)        156,800                   13,377

Eli Lilly & Co.                   4,633,600                 462,781

Merck & Co., Inc.                 879,400                   67,384

Millennium Pharmaceuticals,       213,600                   23,897
Inc. (a)

Pfizer, Inc.                      6,698,350                 321,521

Schering-Plough Corp.             6,153,000                 310,727

                                                            1,855,895

MEDICAL EQUIPMENT & SUPPLIES
- 1.7%

Abbott Laboratories               2,814,500                 125,421

Cardinal Health, Inc.             1,706,582                 126,287

Johnson & Johnson                 438,900                   44,713

                                                            296,421

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Wellpoint Health Networks,        206,400                   14,951
Inc. (a)

TOTAL HEALTH                                                2,167,267

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.6%

ELECTRICAL EQUIPMENT - 5.1%

Furukawa Electric Co. Ltd.        2,579,000                 53,881

General Electric Co.              15,540,000                823,614

                                                            877,495

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

Caterpillar, Inc.                 500,100                   16,941

Ingersoll-Rand Co.                992,400                   39,944

Parker-Hannifin Corp.             484,400                   16,591

Tyco International Ltd.           3,670,600                 173,895

Veeco Instruments, Inc. (a)       241,000                   17,653

                                                            265,024

TOTAL INDUSTRIAL MACHINERY &                                1,142,519
EQUIPMENT

MEDIA & LEISURE - 4.3%

BROADCASTING - 2.0%

AT&T Corp. - Liberty Media        9,168,576                 222,338
Group Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Comcast Corp. Class A             1,085,527                $ 43,964
(special) (a)

Time Warner, Inc.                 1,174,340                 89,250

                                                            355,552

ENTERTAINMENT - 1.4%

Mandalay Resort Group (a)         849,400                   16,988

MGM Grand, Inc.                   307,400                   9,875

Viacom, Inc. Class B              2,003,313                 136,601
(non-vtg.) (a)

Walt Disney Co.                   1,886,300                 73,212

                                                            236,676

LODGING & GAMING - 0.2%

Harrah's Entertainment, Inc.      1,340,000                 28,056
(a)

PUBLISHING - 0.3%

McGraw-Hill Companies, Inc.       961,200                   51,905

RESTAURANTS - 0.4%

McDonald's Corp.                  2,132,800                 70,249

Outback Steakhouse, Inc. (a)      243,000                   7,108

                                                            77,357

TOTAL MEDIA & LEISURE                                       749,546

NONDURABLES - 4.4%

BEVERAGES - 1.9%

Anheuser-Busch Companies,         1,257,700                 93,934
Inc.

Pepsi Bottling Group, Inc.        897,500                   26,196

The Coca-Cola Co.                 3,630,300                 208,515

                                                            328,645

HOUSEHOLD PRODUCTS - 0.6%

Avon Products, Inc.               1,261,000                 56,115

Procter & Gamble Co.              696,000                   39,846

                                                            95,961

TOBACCO - 1.9%

Philip Morris Companies, Inc.     12,736,700                338,319

TOTAL NONDURABLES                                           762,925

PRECIOUS METALS - 0.1%

Barrick Gold Corp.                1,219,200                 22,029

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 5.3%

APPAREL STORES - 0.4%

Gap, Inc.                         1,435,600                $ 44,863

The Limited, Inc.                 1,334,400                 28,856

                                                            73,719

DRUG STORES - 0.5%

Walgreen Co.                      2,812,800                 90,537

GENERAL MERCHANDISE STORES -
2.4%

Kohls Corp. (a)                   860,200                   47,849

Target Corp.                      936,800                   54,334

Wal-Mart Stores, Inc.             5,372,600                 309,596

                                                            411,779

GROCERY STORES - 0.5%

Safeway, Inc. (a)                 2,016,800                 91,008

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.5%

Best Buy Co., Inc. (a)            362,800                   22,947

Home Depot, Inc.                  4,551,096                 227,270

                                                            250,217

TOTAL RETAIL & WHOLESALE                                    917,260

SERVICES - 0.4%

ADVERTISING - 0.4%

Omnicom Group, Inc.               233,100                   20,760

TMP Worldwide, Inc. (a)           560,500                   41,372

                                                            62,132

SERVICES - 0.0%

Gartner Group, Inc. Class B       19,989                    197
(a)

Storagenetworks, Inc.             9,300                     839

                                                            1,036

TOTAL SERVICES                                              63,168

TECHNOLOGY - 30.1%

COMMUNICATIONS EQUIPMENT - 7.6%

3Com Corp.                        361,800                   20,849

Cabletron Systems, Inc. (a)       1,038,100                 26,212

Centillium Communications,        24,900                    1,718
Inc. (a)

Chromatis Networks, Inc. (e)      80,200                    6,767

Cisco Systems, Inc. (a)           8,819,700                 560,602

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Comverse Technology, Inc. (a)     250,900                  $ 23,334

Corning, Inc.                     215,400                   58,131

Ditech Communications Corp.       971,100                   91,830

Efficient Networks, Inc.          372,500                   27,402

Lucent Technologies, Inc.         1,736,520                 102,889

Nokia AB sponsored ADR            3,250,900                 162,342

Nortel Networks Corp.             3,214,800                 223,006

Terayon Communication             203,900                   13,097
Systems, Inc. (a)

                                                            1,318,179

COMPUTER SERVICES & SOFTWARE
- 4.9%

America Online, Inc. (a)          2,186,500                 115,338

Ariba, Inc.                       669,500                   65,642

BEA Systems, Inc. (a)             3,275,300                 161,923

Cadence Design Systems, Inc.      596,300                   12,150
(a)

Ceridian Corp. (a)                625,700                   15,056

Computer Sciences Corp. (a)       176,400                   13,175

IMS Health, Inc.                  1,011,800                 18,212

InfoSpace.com, Inc. (a)           201,500                   11,133

Microsoft Corp. (a)               1,414,200                 113,136

Netegrity, Inc.                   276,700                   20,839

Oracle Corp. (a)                  1,422,700                 119,596

Polycom, Inc. (a)                 165,200                   15,544

Priceline.com, Inc. (a)           319,300                   12,128

Software.com, Inc.                219,700                   28,534

Unisys Corp. (a)                  1,196,509                 17,424

VeriSign, Inc. (a)                105,925                   18,696

Vignette Corp. (a)                366,900                   19,085

Yahoo!, Inc. (a)                  606,400                   75,118

                                                            852,729

COMPUTERS & OFFICE EQUIPMENT
- 6.1%

Accelerated Networks, Inc. (a)    6,800                     287

Copper Mountain Networks,         515,600                   45,437
Inc.

Dell Computer Corp. (a)           5,412,600                 266,909

EMC Corp. (a)                     2,818,632                 216,858

Gateway, Inc. (a)                 1,271,500                 72,158

International Business            1,853,600                 203,085
Machines Corp.

Lexmark International Group,      701,400                   47,169
Inc. Class A (a)

MRV Communications, Inc. (a)      400,400                   26,927

Pitney Bowes, Inc.                1,026,530                 41,061

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

SCI Systems, Inc. (a)             400,700                  $ 15,702

Sun Microsystems, Inc. (a)        1,486,700                 135,197

                                                            1,070,790

ELECTRONIC INSTRUMENTS - 1.2%

Agilent Technologies, Inc.        2,905,600                 214,288

ELECTRONICS - 10.3%

Advanced Micro Devices, Inc.      1,853,200                 143,160
(a)

Celeritek, Inc. (a)               152,000                   6,204

Cree, Inc. (a)                    79,600                    10,627

E Tek Dynamics, Inc. (a)          301,400                   79,513

Fairchild Semiconduct             1,032,700                 41,824
International, Inc. Class A

Intel Corp.                       3,956,900                 528,988

JDS Uniphase Corp. (a)            305,900                   36,670

LSI Logic Corp. (a)               1,062,900                 57,529

Marvell Technology Group Ltd.     6,700                     382
(a)

Micron Technology, Inc. (a)       2,186,500                 192,549

Motorola, Inc.                    4,923,600                 143,092

National Semiconductor Corp.      416,400                   23,631
(a)

NVIDIA Corp. (a)                  926,700                   58,903

Power-One, Inc. (a)               242,500                   27,630

Samsung Electronics Co. Ltd.      448,260                   148,345

Texas Instruments, Inc.           3,563,500                 244,768

Virata Corp.                      679,100                   40,491

                                                            1,784,306

TOTAL TECHNOLOGY                                            5,240,292

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Burlington Northern Santa Fe      1,379,100                 31,633
Corp.

Union Pacific Corp.               674,900                   25,098

                                                            56,731

UTILITIES - 8.9%

CELLULAR - 2.1%

China Telecom (Hong Kong)         13,822,600                122,892
Ltd. (a)

Nextel Communications, Inc.       1,224,000                 74,894
Class A (a)

QUALCOMM, Inc. (a)                344,000                   20,640

Sprint Corp. - PCS Group          1,304,500                 77,618
Series 1 (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Vodafone AirTouch PLC             297,700                  $ 12,336
sponsored ADR

VoiceStream Wireless Corp. (a)    446,227                   51,895

                                                            360,275

ELECTRIC UTILITY - 0.7%

AES Corp. (a)                     2,596,000                 118,443

NRG Energy, Inc.                  398,000                   7,264

                                                            125,707

GAS - 1.2%

Dynegy, Inc. Class A              1,092,802                 74,652

Kinder Morgan, Inc.               2,668,300                 92,223

Williams Companies, Inc.          977,400                   40,745

                                                            207,620

TELEPHONE SERVICES - 4.9%

AT&T Corp.                        5,354,700                 169,342

BellSouth Corp.                   4,631,700                 197,426

Global Crossing Ltd. (a)          1,204,000                 31,680

Qwest Communications              753,500                   37,440
International, Inc. (a)

SBC Communications, Inc.          855,800                   37,013

Sprint Corp. - FON Group          611,800                   31,202

Telefonos de Mexico SA de CV      705,000                   40,273
Series L sponsored ADR

TeraBeam Networks (e)             50,800                    191

U.S. WEST, Inc.                   1,989,100                 170,565

WorldCom, Inc. (a)                2,859,000                 131,157

                                                            846,289

TOTAL UTILITIES                                             1,539,891

TOTAL COMMON STOCKS                                         16,710,093
(Cost $12,828,259)

CONVERTIBLE PREFERRED STOCKS
- 0.4%



MEDIA & LEISURE - 0.4%

BROADCASTING - 0.4%

MediaOne Group, Inc.              702,700                   63,243
(Vodafone AirTouch PLC)
$3.63 PIES (Cost $55,300)



CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 0.5%

BROADCASTING - 0.5%

Liberty Media Corp.:

3.75% 2/15/30 (d)                 Baa3      $ 41,700                           $ 45,245

4% 11/15/29 (d)                   Baa3       10,870                             15,612

4% 11/15/29                       Baa3       16,180                             23,239

                                                                                84,096

UTILITIES - 0.2%

CELLULAR - 0.2%

Nextel Communications, Inc.       B1         30,180                             31,236
5.25% 1/15/10 (d)

TOTAL CONVERTIBLE BONDS                                                         115,332
(Cost $101,078)


CASH EQUIVALENTS - 5.0%

                               SHARES

Central Cash Collateral Fund,   45,704,300                  45,704
6.71% (c)

Taxable Central Cash Fund,      824,094,619                 824,095
6.59% (c)

TOTAL CASH EQUIVALENTS                                      869,799
(Cost $869,799)

TOTAL INVESTMENT PORTFOLIO -                                17,758,467
102.2%
(Cost $13,854,436)

NET OTHER ASSETS - (2.2)%                                   (379,231)

NET ASSETS - 100%                                         $ 17,379,236

SECURITY TYPE ABBREVIATIONS

PIES  -  Premium Income  Equity
         Securities

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $92,093,000 or 0.5% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                    ACQUISITION DATE  ACQUISITION COST (000S)

Chromatis   Networks, Inc.  5/19/00           $ 1,410

TeraBeam   Networks         4/7/00            $ 191

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $13,918,181,000. Net unrealized appreciation aggregated $3,840,286,000, of which $4,303,609,000 related to appreciated investment securities and $463,323,000 related to depreciated investment securities.

The fund hereby designates approximately $665,295,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)
                                         JUNE 30, 2000

ASSETS

Investment in securities, at              $ 17,758,467
value (cost $13,854,436) -
See accompanying schedule

Cash                                       870

Foreign currency held at                   17,425
value (cost $17,425)

Receivable for investments                 150,458
sold

Receivable for fund shares                 74,323
sold

Dividends receivable                       12,620

Interest receivable                        6,466

Other receivables                          519

 TOTAL ASSETS                              18,021,148

LIABILITIES

Payable for investments        $ 416,116
purchased

Payable for fund shares         173,035
redeemed

Accrued management fee          5,259

Other payables and accrued      1,798
expenses

Collateral on securities        45,704
loaned, at value

 TOTAL LIABILITIES                         641,912

NET ASSETS                                $ 17,379,236

Net Assets consist of:

Paid in capital                           $ 12,180,725

Undistributed net investment               7,954
income

Accumulated undistributed net              1,286,511
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,904,046
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 415,647                   $ 17,379,236
shares outstanding

NET ASSET VALUE, offering                  $41.81
price and redemption price
per share ($17,379,236
(divided by) 415,647 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS               YEAR
                                   ENDED JUNE 30, 2000

INVESTMENT INCOME                            $ 112,604
Dividends

Interest                                      52,792

Security lending                              928

 TOTAL INCOME                                 166,324

EXPENSES

Management fee                   $ 55,605

Transfer agent fees               25,686

Accounting and security           1,092
lending fees

Non-interested trustees'          66
compensation

Custodian fees and expenses       605

Registration fees                 1,060

Audit                             88

Legal                             78

Miscellaneous                     38

 Total expenses before            84,318
reductions

 Expense reductions               (4,322)     79,996

NET INVESTMENT INCOME                         86,328

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,325,005

 Foreign currency transactions    (656)       1,324,349

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            132,296

 Assets and liabilities in        11          132,307
foreign currencies

NET GAIN (LOSS)                               1,456,656

NET INCREASE (DECREASE) IN                   $ 1,542,984
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  JUNE 30,  2000  YEAR ENDED  JUNE 30,  1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 86,328                    $ 93,003
income

 Net realized gain (loss)         1,324,349                   919,878

 Change in net unrealized         132,307                     1,192,377
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,542,984                   2,205,258
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (80,678)                    (88,023)
From net investment income

 From net realized gain           (778,623)                   (476,294)

 TOTAL DISTRIBUTIONS              (859,301)                   (564,317)

Share transactions Net            6,879,759                   6,719,777
proceeds from sales of shares

 Reinvestment of distributions    805,722                     528,255

 Cost of shares redeemed          (4,832,004)                 (3,772,952)

 NET INCREASE (DECREASE) IN       2,853,477                   3,475,080
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       3,537,160                   5,116,021
IN NET ASSETS

NET ASSETS

 Beginning of period              13,842,076                  8,726,055

 End of period (including        $ 17,379,236                $ 13,842,076
undistributed net investment
income of $7,954 and $5,224,
respectively)

OTHER INFORMATION
Shares

 Sold                             171,650                     186,703

 Issued in reinvestment of        22,248                      15,678
distributions

 Redeemed                         (120,989)                   (107,375)

 Net increase (decrease)          72,909                      95,006


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,             2000      1999      1998     1997     1996

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 40.39   $ 35.22   $ 28.83  $ 24.65  $ 21.04
of period

Income from Investment
Operations

Net investment income             .23 B     .31 B     .32 B    .34 B    .39

Net realized and unrealized       3.61      6.96      8.74     5.99     5.04
gain (loss)

Total from investment             3.84      7.27      9.06     6.33     5.43
operations

Less Distributions

 From net investment income       (.21)     (.29)     (.31)    (.33)    (.41)

From net realized gain            (2.21)    (1.81)    (2.36)   (1.82)   (1.41)

Total distributions               (2.42)    (2.10)    (2.67)   (2.15)   (1.82)

Net asset value, end of period   $ 41.81   $ 40.39   $ 35.22  $ 28.83  $ 24.65

TOTAL RETURN A                    10.47%    21.95%    33.54%   27.97%   27.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,379  $ 13,842  $ 8,726  $ 5,509  $ 3,947
(in millions)

Ratio of expenses to average      .56%      .57%      .58%     .62%     .63%
net assets

Ratio of expenses to average      .53% C    .55% C    .56% C   .59% C   .60% C
net assets after expense
reductions

Ratio of net investment           .57%      .87%      1.01%    1.34%    1.71%
income  to average net assets

Portfolio turnover rate           113%      71%       65%      107%     150%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,958,000 or 0.0% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $18,606,644,000 and $16,188,118,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .09%.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .37% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $619,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $46,213,000. The fund received cash collateral of $45,704,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,773,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $546,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
August 8, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Fund voted to pay on August 7, 2000, to shareholders of record at the opening of business on August 4, 2000, a distribution of $3.09 per share derived from capital gains realized from sales of portfolio securities.

A total of 37% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management &
 Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Marie L. Knowles

* INDEPENDENT TRUSTEES

FID-ANN-0800  108522
1.705632.103

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity(registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))    1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
GROWTH & INCOME II
PORTFOLIO

ANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   16  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  20  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  25  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photograph of Edward C. Johnson 3d)

DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000      PAST 1 YEAR  LIFE OF FUND

FIDELITY GROWTH & INCOME II      -1.17%       6.55%

S&P 500                          7.25%        20.91%

Growth & Income Funds Average    2.15%        n/a*

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,007 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.**

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  LIFE OF FUND

FIDELITY GROWTH & INCOME II    -1.17%       4.30%

S&P 500                        7.25%        13.43%

Growth & Income Funds Average  2.15%        n/a*

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* NOT AVAILABLE

$10,000 OVER LIFE OF FUND
             Growth & Income II          S&P 500
             00361                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10100.00                    10031.66
  1999/01/31      10290.00                    10451.19
  1999/02/28      10060.00                    10126.36
  1999/03/31      10360.00                    10531.52
  1999/04/30      10640.00                    10939.40
  1999/05/31      10340.00                    10681.13
  1999/06/30      10781.46                    11273.93
  1999/07/31      10400.35                    10921.96
  1999/08/31      10270.62                    10867.89
  1999/09/30      10088.51                    10570.00
  1999/10/31      10613.64                    11238.87
  1999/11/30      10674.23                    11467.36
  1999/12/31      10917.10                    12142.79
  2000/01/31      10492.15                    11532.73
  2000/02/29      10117.79                    11314.42
  2000/03/31      10867.86                    12421.31
  2000/04/30      10523.17                    12047.55
  2000/05/31      10320.41                    11800.34
  2000/06/30      10655.02                    12091.21
IMATRL PRASUN   SHR__CHT 20000630 20000720 122533 R00000000000022

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Growth & Income II Portfolio on December 28, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $10,655 - a 6.55% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,091 - a 20.91% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

** THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JUNE 30, 2000, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE WERE -0.93% AND -0.93%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGE WERE 13.48% AND 13.48%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

If ever there was a one-year period
that investors could point to in support of the merits of diversification, the 12 months ending June 30, 2000, wouldn't be a bad place to start.
New economy technology stocks, the
performance darlings of six months
ago, were being trounced by
less-glamorous, old economy natural
resources and real estate issues by
the end of the period. The health
sector, which looked anything but
healthy in 1999, was the
top-performing sector through the
first half of 2000. And large-cap
growth stocks, which dominated
Wall Street a year ago, were looking
up - way up - at their small-cap
brethren. Yes, the past 12 months
were remarkably volatile. Investors
enjoyed record-setting highs in all
major U.S. stock market indexes,
and endured gut-wrenching
declines, including a 10-week, 33%
freefall in the NASDAQ Composite
Index. But still, when the dust settled
and the numbers tallied, most
indexes were in positive territory. The
tech-heavy NASDAQ index, despite
its travails in the spring, finished the 12-month period up 47.99%. The broader-based Standard & Poor's
500SM
Index returned 7.25%, and the
Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - gained 14.32%. The
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
was not as fortunate, declining 3.30%
for the one-year period ending June
30, 2000.

(photograph of Louis Salemy)

An interview with Louis Salemy, Portfolio Manager of Fidelity Growth & Income II Portfolio

Q. HOW DID THE FUND PERFORM, LOUIS?

A. Absolute and relative performance both were disappointing. For the 12 months that ended June 30, 2000, the fund returned -1.17%, compared to 7.25% for the Standard & Poor's 500 Index and 2.15% for the growth and income funds average tracked by Lipper Inc.

Q. WHY DID THE FUND UNDERPERFORM THE S&P 500?

A. Toward the end of 1999 and beginning of 2000, one of the primary difficulties was an underweighting in the technology sector. This time period witnessed a speculative bubble in technology shares that finally burst in the spring of 2000, flattening many formerly high-flying technology stocks that had little or no earnings. The fund's emphasis on growth at a reasonable price prevented it from owning many of the best-performing stocks during the tech run-up. On the other hand, an overweighting in the finance sector, which faced a stiff headwind in the form of higher interest rates, also undermined performance. Stock selection in the finance sector hurt as well, as a number of the fund's finance holdings detracted significantly from performance.

Q. THE FEDERAL RESERVE BOARD RAISED SHORT-TERM INTEREST RATES FIVE TIMES DURING THE PERIOD. WHY DID YOU CONTINUE TO OVERWEIGHT FINANCE STOCKS, WHICH TEND TO DO POORLY WHEN RATES RISE?

A. Most of the overweighting was accounted for by two mortgage loan providers: Fannie Mae and Freddie Mac. These government-sponsored enterprises (GSEs) normally tend to be less sensitive to rising interest rates than banks, which I underweighted. Although the share prices of these two holdings did poorly during the period, they did not accurately reflect the earnings outlook, which remained excellent. Unfortunately, the herd instinct took over, and investors appeared to lump Fannie and Freddie in with the rate-sensitive segments of the finance sector. Since the spring correction, investors have seemed more willing to evaluate stocks on the basis of earnings and other fundamental factors, so I am hopeful that Fannie's and Freddie's merits will become more widely appreciated.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Intel was one of the better performers. The stock firmed because of a shortage of microprocessors and expectations of improving personal computer demand in the second half of 2000. Intel also manufactures memory components for the cellular phone market, which experienced robust growth during the period. Cisco Systems was another technology standout, based on its dominant share of the market for routers used in the Internet build-out. Drug giant Eli Lilly also performed well. The company had a very successful test of Zovant, a new drug for testing sepsis, or blood poisoning. In addition, Lilly benefited from greater investor interest in drug stocks, which are thought to offer relatively stable earnings streams in a slowing economy.

Q. IN ADDITION TO FANNIE MAE AND FREDDIE MAC, WHAT OTHER STOCKS WERE DISAPPOINTING?

A. Associates First, mentioned as a disappointment six months ago, was the biggest detractor during this period. Although the fundamental outlook for the stock changed only marginally for the worse, investors punished it because of the unfriendly climate created by rising interest rates.

Q. WHAT'S YOUR OUTLOOK, LOUIS?

A. Higher interest rates have begun to slow the economy, and I believe that more slowing can be expected over the next six to 12 months, as the Federal Reserve Board's series of interest-rate hikes percolates through the economy. While a slowing economy should alleviate concerns about inflation, it might also create a lot more earnings risk. With valuations relatively high, we will probably continue to see stocks punished severely when a company fails to meet earnings estimates. Investing in stocks with attractive growth prospects at reasonable prices is the fund's overall strategy, but finding companies that can deliver stable earnings growth under a variety of economic conditions also will be important in the period just ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks a high total
return through a combination
of current income and capital
appreciation by investing
mainly in common stocks

FUND NUMBER: 361

TRADING SYMBOL: FGRTX

START DATE: December 28,
1998

SIZE: as of June 30, 2000,
more than $174 million

MANAGER: Louis Salemy, since
inception; manager, Fidelity
VIP III: Growth & Income
Portfolio, since 1998; several
Fidelity Select Portfolios,
1992-1998; joined Fidelity
in 1992

LOUIS SALEMY ON
DEFENSIVE MARKET SECTORS:

"Choosing defensive sectors -
that is, sectors of the market that
tend to outperform the overall market
during unfavorable economic periods
- used to be more straightforward
than it is now. For example, consumer
nondurables was considered a fairly
reliable defensive sector. But a lot of
companies in that sector have recently
run into difficulty in maintaining
top-line,  or revenue, growth. Although
many of them had sluggish U.S. sales,
they could usually count on robust
growth abroad. That's not been the
case lately. Many overseas markets
appear to be saturated, leaving
consumer nondurables companies
with fewer options for jump-starting
sales.

"Another traditional defensive
sector is health, especially the
large-capitalization drug stocks.
And although it's true that demand
for drugs tends to be relatively
stable, a lot of a drug company's
future growth depends on a healthy
pipeline of new drugs. At the moment,
though, there are relatively few
companies with attractive pipelines.
Overall, then, there are fewer sectors
in which to put `defensive' money."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp.                 4.3                     6.5

Exxon Mobil Corp.               4.2                     4.6

Fannie Mae                      3.9                     4.1

Intel Corp.                     3.8                     1.7

Cisco Systems, Inc.             3.7                     2.6

Freddie Mac                     3.4                     3.4

Eli Lilly & Co.                 3.1                     1.9

General Electric Co.            2.6                     2.5

SBC Communications, Inc.        2.6                     2.5

Wal-Mart Stores, Inc.           2.5                     2.1

                                34.1                    31.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      23.2                    20.9

Finance                         18.2                    18.1

Utilities                       10.0                    8.5

Health                          7.0                     12.3

Energy                          6.1                     7.0



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000 *                                       AS OF DECEMBER 31, 1999 **

Stocks and  Equity Futures       90.2%                      Stocks                                  93.2%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                  9.8%                      Net Other Assets                         6.8%

* FOREIGN INVESTMENTS             6.2%                      ** FOREIGN INVESTMENTS                   4.5%

Row: 1, Col: 1, Value: 90.2                                 Row: 1, Col: 1, Value: 93.2
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                  Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                  Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                  Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                  Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.800000000000001                    Row: 1, Col: 8, Value: 6.8







INVESTMENTS JUNE 30, 2000

Showing Percentage of Net Assets


COMMON STOCKS - 88.1%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.6%

Boeing Co.                        25,800                 $ 1,078,762

BASIC INDUSTRIES - 0.5%

PACKAGING & CONTAINERS - 0.5%

Ball Corp.                        24,749                  796,608

CONSTRUCTION & REAL ESTATE -
1.2%

REAL ESTATE INVESTMENT TRUSTS
- 1.2%

Equity Office Properties Trust    37,510                  1,033,869

Equity Residential Properties     22,630                  1,040,980
Trust (SBI)

                                                          2,074,849

DURABLES - 1.8%

CONSUMER DURABLES - 0.8%

Minnesota Mining &                16,900                  1,394,250
Manufacturing Co.

CONSUMER ELECTRONICS - 1.0%

General Motors Corp. Class H      19,900                  1,746,225
(a)

TOTAL DURABLES                                            3,140,475

ENERGY - 6.1%

ENERGY SERVICES - 0.8%

Schlumberger Ltd. (NY Shares)     17,600                  1,313,400

OIL & GAS - 5.3%

BP Amoco PLC sponsored ADR        33,058                  1,869,843

Exxon Mobil Corp.                 94,146                  7,390,461

                                                          9,260,304

TOTAL ENERGY                                              10,573,704

FINANCE - 18.2%

BANKS - 4.2%

Bank of New York Co., Inc.        76,390                  3,552,135

Mellon Financial Corp.            45,100                  1,643,331

Wachovia Corp.                    38,600                  2,094,050

                                                          7,289,516

CREDIT & OTHER FINANCE - 3.7%

American Express Co.              42,500                  2,215,313

Associates First Capital          193,990                 4,328,402
Corp. Class A

                                                          6,543,715

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 7.3%

Fannie Mae                        130,690                $ 6,820,384

Freddie Mac                       145,330                 5,885,865

                                                          12,706,249

INSURANCE - 0.9%

American International Group,     10,887                  1,279,223
Inc.

PMI Group, Inc.                   6,800                   323,000

                                                          1,602,223

SECURITIES INDUSTRY - 2.1%

Charles Schwab Corp.              31,050                  1,044,056

Merrill Lynch & Co., Inc.         9,700                   1,115,500

Morgan Stanley Dean Witter &      18,100                  1,506,825
Co.

                                                          3,666,381

TOTAL FINANCE                                             31,808,084

HEALTH - 7.0%

DRUGS & PHARMACEUTICALS - 6.4%

Allergan, Inc.                    12,900                  961,050

Bristol-Myers Squibb Co.          63,640                  3,707,030

Eli Lilly & Co.                   55,000                  5,493,125

Merck & Co., Inc.                 12,960                  993,060

                                                          11,154,265

MEDICAL EQUIPMENT & SUPPLIES
- 0.6%

Baxter International, Inc.        15,580                  1,095,469

TOTAL HEALTH                                              12,249,734

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.5%

ELECTRICAL EQUIPMENT - 2.6%

General Electric Co.              85,320                  4,521,960

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

Caterpillar, Inc.                 20,600                  697,825

Ingersoll-Rand Co.                18,840                  758,310

Tyco International Ltd.           37,960                  1,798,355

                                                          3,254,490

TOTAL INDUSTRIAL MACHINERY &                              7,776,450
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - 5.8%

BROADCASTING - 4.0%

Comcast Corp. Class A             32,800                 $ 1,328,400
(special) (a)

EchoStar Communications Corp.     46,700                  1,546,208
Class A (a)

Infinity Broadcasting Corp.       58,187                  2,120,189
Class A (a)

Pegasus Communications Corp.      40,700                  1,996,844
(a)

                                                          6,991,641

ENTERTAINMENT - 0.7%

Walt Disney Co.                   31,000                  1,203,188

PUBLISHING - 1.1%

McGraw-Hill Companies, Inc.       36,500                  1,971,000

TOTAL MEDIA & LEISURE                                     10,165,829

NONDURABLES - 3.4%

FOODS - 1.1%

Bestfoods                         23,730                  1,643,303

Nabisco Holdings Corp. Class A    6,200                   325,500

                                                          1,968,803

HOUSEHOLD PRODUCTS - 0.2%

Procter & Gamble Co.              5,740                   328,615

TOBACCO - 2.1%

Philip Morris Companies, Inc.     134,030                 3,560,172

TOTAL NONDURABLES                                         5,857,590

RETAIL & WHOLESALE - 5.6%

DRUG STORES - 0.9%

Walgreen Co.                      45,900                  1,477,406

GENERAL MERCHANDISE STORES -
2.5%

Wal-Mart Stores, Inc.             76,820                  4,426,753

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.2%

Bed Bath & Beyond, Inc. (a)       33,290                  1,206,763

Home Depot, Inc.                  53,235                  2,658,423

                                                          3,865,186

TOTAL RETAIL & WHOLESALE                                  9,769,345

SERVICES - 0.2%

ADVERTISING - 0.2%

Omnicom Group, Inc.               5,000                   445,313

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - 23.2%

COMMUNICATIONS EQUIPMENT - 6.5%

Cisco Systems, Inc. (a)           101,800                $ 6,470,663

Lucent Technologies, Inc.         10,300                  610,275

Nokia AB sponsored ADR            37,100                  1,852,681

Nortel Networks Corp.             35,100                  2,434,833

                                                          11,368,452

COMPUTER SERVICES & SOFTWARE
- 6.8%

Adobe Systems, Inc.               7,600                   988,000

IMS Health, Inc.                  84,680                  1,524,240

Intuit, Inc. (a)                  14,200                  587,525

Microsoft Corp. (a)               93,800                  7,503,994

VERITAS Software Corp. (a)        10,500                  1,186,664

                                                          11,790,423

COMPUTERS & OFFICE EQUIPMENT
- 3.9%

Compaq Computer Corp.             89,800                  2,295,513

EMC Corp. (a)                     35,480                  2,729,743

Pitney Bowes, Inc.                42,900                  1,716,000

                                                          6,741,256

ELECTRONICS - 6.0%

Intel Corp.                       49,180                  6,574,751

LSI Logic Corp. (a)               12,900                  698,213

Micron Technology, Inc. (a)       11,600                  1,021,525

Texas Instruments, Inc.           32,200                  2,211,738

                                                          10,506,227

TOTAL TECHNOLOGY                                          40,406,358

UTILITIES - 10.0%

CELLULAR - 3.6%

Nextel Communications, Inc.       53,300                  3,261,294
Class A (a)

Vodafone AirTouch PLC             74,700                  3,095,381
sponsored ADR

                                                          6,356,675

ELECTRIC UTILITY - 0.5%

IPALCO Enterprises, Inc.          43,100                  867,388

TELEPHONE SERVICES - 5.9%

Allegiance Telecom, Inc. (a)      17,000                  1,088,000

AT&T Corp.                        33,510                  1,059,754

BellSouth Corp.                   35,330                  1,505,941

NEXTLINK Communications, Inc.     29,000                  1,100,188
Class A

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Qwest Communications              19,600                 $ 973,875
International, Inc. (a)

SBC Communications, Inc.          103,690                 4,484,593

                                                          10,212,351

TOTAL UTILITIES                                           17,436,414

TOTAL COMMON STOCKS                                       153,579,515
(Cost $149,770,001)

U.S. TREASURY OBLIGATIONS -
0.1%

                                       PRINCIPAL AMOUNT

U.S. Treasury Bills, yield at          $ 200,000              198,595
date of purchase 5.59%
8/17/00 (c) (Cost $198,520)

CASH EQUIVALENTS - 12.1%

                               SHARES

Central Cash Collateral Fund,   837,900                     837,900
6.71% (b)

Taxable Central Cash Fund,      20,339,641                  20,339,641
6.59% (b)

TOTAL CASH EQUIVALENTS                                      21,177,541
(Cost $21,177,541)

TOTAL INVESTMENT PORTFOLIO -                                174,955,651
100.3%
(Cost $171,146,062)

NET OTHER ASSETS - (0.3)%                                   (584,136)

NET ASSETS - 100%                                         $ 174,371,515


FUTURES CONTRACTS

                        EXPIRATION DATE      UNDERLYING FACE AMOUNT AT VALUE      UNREALIZED GAIN/LOSS

PURCHASED

10 S&P 500 Stock Index  Sept. 2000           $ 3,670,250                          $ 29,515
Contracts

THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF NET ASSETS - 2.1%


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $198,595.

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $171,437,968. Net unrealized appreciation aggregated $3,517,683, of which $22,233,938 related to appreciated investment securities and $18,716,255 related to depreciated investment securities.

At June 30, 2000, the fund had a capital loss carryforward of approximately $213,000 all of which will expire on June 30, 2008.

A total of 5.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           JUNE 30, 2000

ASSETS

Investment in securities, at               $ 174,955,651
value (cost $171,146,062) -
See accompanying schedule

Receivable for investments                  1,379,008
sold

Receivable for fund shares                  71,296
sold

Dividends receivable                        143,022

Interest receivable                         93,464

Receivable for daily                        25,250
variation on futures
contracts

 TOTAL ASSETS                               176,667,691

LIABILITIES

Payable for investments         $ 847,440
purchased

Payable for fund shares          474,742
redeemed

Accrued management fee           69,845

Other payables and accrued       66,249
expenses

Collateral on securities         837,900
loaned, at value

 TOTAL LIABILITIES                          2,296,176

NET ASSETS                                 $ 174,371,515

Net Assets consist of:

Paid in capital                            $ 171,002,723

Undistributed net investment                64,491
income

Accumulated undistributed net               (534,803)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 3,839,104
(depreciation) on investments

NET ASSETS, for 16,627,643                 $ 174,371,515
shares outstanding

NET ASSET VALUE, offering                   $10.49
price and redemption price
per share ($174,371,515
(divided by) 16,627,643
shares)

STATEMENT OF OPERATIONS
                                  YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME                              $ 2,356,161
Dividends

Interest                                        1,045,132

Security lending                                14,993

 TOTAL INCOME                                   3,416,286

EXPENSES

Management fee                   $ 976,762

Transfer agent fees               597,750

Accounting and security           84,510
lending fees

Non-interested trustees'          611
compensation

Custodian fees and expenses       14,248

Registration fees                 44,099

Audit                             24,381

Legal                             1,853

Miscellaneous                     448

 Total expenses before            1,744,662
reductions

 Expense reductions               (24,062)      1,720,600

NET INVESTMENT INCOME                           1,695,686

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (495,385)

 Foreign currency transactions    1,755

 Futures contracts                189,465       (304,165)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,375,034)

 Futures contracts                29,515        (4,345,519)

NET GAIN (LOSS)                                 (4,649,684)

NET INCREASE (DECREASE) IN                     $ (2,953,998)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED JUNE 30, 2000  DECEMBER 28, 1998
                                                           (COMMENCEMENT OF OPERATIONS)
                                                           TO JUNE 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,695,686               $ 403,866
income

 Net realized gain (loss)         (304,165)                 943,152

 Change in net unrealized         (4,345,519)               8,184,623
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,953,998)               9,531,641
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,538,118)               (403,866)
From net investment income

 In excess of net investment      -                         (184,623)
income

 From net realized gain           (758,529)                 -

 In excess of net realized        (270,180)                 -
gain

 TOTAL DISTRIBUTIONS              (2,566,827)               (588,489)

Share transactions Net            128,959,113               234,891,043
proceeds from sales of shares

 Reinvestment of distributions    2,446,237                 561,168

 Cost of shares redeemed          (167,802,239)             (28,106,134)

 NET INCREASE (DECREASE) IN       (36,396,889)              207,346,077
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (41,917,714)              216,289,229
IN NET ASSETS

NET ASSETS

 Beginning of period              216,289,229               -

 End of period (including        $ 174,371,515             $ 216,289,229
undistributed net investment
income of $64,491 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             12,421,135                22,753,650

 Issued in reinvestment of        239,174                   54,748
distributions

 Redeemed                         (16,146,640)              (2,694,424)

 Net increase (decrease)          (3,486,331)               20,113,974


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,             2000       1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.75    $ 10.00
period

Income from Investment
Operations

Net investment income D           .09        .03

Net realized and unrealized       (.22)      .75
gain (loss)

Total from investment             (.13)      .78
operations

Less Distributions

 From net investment income       (.08)      (.02)

In excess of net investment       -          (.01)
income

From net realized gain            (.04)      -

In excess of net realized gain    (.01)      -

Total distributions               (.13)      (.03)

Net asset value, end of period   $ 10.49    $ 10.75

TOTAL RETURN B, C                 (1.17)%    7.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 174,372  $ 216,289
(000 omitted)

Ratio of expenses to average      .85%       1.14% A
net assets

Ratio of expenses to average      .84% F     1.12% A, F
net assets after expense
reductions

Ratio of net investment           .83%       .62% A
income to average net assets

Portfolio turnover rate           59%        59% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO
JUNE 30, 1999.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Growth & Income II Portfolio (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of

Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $109,418,332 and $146,972,206, respectively, of which U.S. government and government agency obligations aggregated $494,244 and $300,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $12,176,701 and $8,725,431, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $9,693 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $849,665. The fund received cash collateral of $837,900 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $24,036 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $26 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth & Income II Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income II Portfolio (a fund of Fidelity Hastings Street Trust) at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income II Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
August 8, 2000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Marie L. Knowles

* INDEPENDENT TRUSTEES

GII-ANN-0800  108524
1.723705.101

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity(registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan (registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))    1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com